SECURITIES ACT FILE NO. 333-_______
INVESTMENT COMPANY ACT FILE NO. 811-21117

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ☒
PRE-EFFECTIVE AMENDMENT NO.       ☐
POST-EFFECTIVE AMENDMENT NO.    ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒
AMENDMENT NO. 14      ☒
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O'CONNOR FUND OF FUNDS: LONG/SHORT CREDIT STRATEGIES LLC
(FORMERLY, UBS CREDIT RECOVERY FUND, L.L.C.)
(Exact Name of Registrant as Specified in its Charter)

677 Washington Boulevard
Stamford, Connecticut 06901
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (203) 719-1850

James M. Hnilo, Esq.
UBS Alternative and Quantitative Investments LLC
One North Wacker Drive, 32nd Floor
Chicago, Illinois 60606
(312) 525-5000
(Name and Address of Agent for Service)

COPY TO:

Stuart H. Coleman, Esq.
Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box   ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐           This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐           This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

This Registration Statement incorporates a combined prospectus (and statement of additional information) pursuant to Rule 429 which relates to an earlier registration statement filed by the Registrant on March 12, 2008 (File No. 333-149660).  This Registration Statement also constitutes Post-Effective Amendment No. 14 to Registration Statement No. 333-149660, and such Post-Effective Amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Limited Liability Company Interests	$826,225,914(1)	$48,963.15

(1)     This amount represents Limited Liability Company Interests previously registered (Reg. Nos. 333-139071 and 333-333-149660) and being carried forward by this filing.  Filing fees of $48,963.15 were previously paid to the Securities and Exchange Commission in connection with the registration of those Limited Liability Company Interests.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated March 17, 2011

PROSPECTUS
O'CONNOR FUND OF FUNDS:  LONG/SHORT CREDIT STRATEGIES LLC
Limited Liability Company Interests
__________________

Investment Objective. O'Connor Fund of Funds: Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.) (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to maximize total return over the long term.

The Fund commenced operations on August 1, 2002 and, as of                , had net assets of approximately $[       ] million.

(continued on following page)
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Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk.  See "Risk Factors" beginning on page 21.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

______________________

	Total
Offering Amount	$826,225,914
Sales Load(1)	$16,524,518
Proceeds to the Fund	$809,701,396	(2)

______________
(1)           Generally, the stated minimum initial investment in the Fund is Interests with an initial value of at least $50,000, which minimum may be reduced for certain investors, but not below $25,000. Investors purchasing Interests may be charged a sales load of up to 2% of the investor's capital contribution. Purchasers of Interests in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, may not be charged a sales load. See "Plan of Distribution."
(2)           The Fund paid offering expenses of approximately $___________ from the proceeds of this offering.

UBS Financial Services Inc. ("UBS Financial Services"), the principal underwriter of the Fund's Interests, will distribute the Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund will sell Interests only to Qualified Investors (as defined herein). Once a prospective investor's order is received, a confirmation will be sent to the investor. Thereafter, the investor's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank, National Association for the benefit of the investors. See "Plan of Distribution."

UBS Financial Services Inc. , 2011

Investment Portfolio.  The Fund's investment objective is to maximize total return over the long term.  The Fund is commonly referred to as a "fund of funds" that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the "Investment Managers") who invest in debt and, to a lesser extent, equity securities ("Obligations"), to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its market value.  The Fund will allocate its assets principally among Investment Managers who will primarily focus their investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, adverse legal judgments, or other events which may adversely impact their credit standing.

Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds").  The Fund currently intends to invest its assets primarily in Investment Funds.  See "Risk Factors" and "Investment Program."

Investment Adviser. The Fund's investment adviser is UBS Alternative and Quantitative Investments LLC, successor to UBS Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator").

Restrictions on Transfer; No Trading Market.  The Fund's Interests are subject to restrictions on transfer and do not trade in any public market.  With limited exceptions, liquidity is provided through annual tender offers.  See "Redemptions, Repurchases of Interests and Transfers."

Repurchases of Interests.  To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Interests pursuant to written tenders by investors.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests once each year in December.  The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund, has not been repurchased within a period of two years of such request.  See "Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests."

Investment Advisory Fee and Administrator Fee.  The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement.  The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund, pursuant to an Administration Agreement.  Under the Investment Management Agreement and the Administration Agreement, the Fund pays the Adviser and the Administrator monthly fees at the aggregate annual rate of 1.75% of the Fund's net assets for the month, excluding assets attributable to the Adviser's and the Administrator's capital accounts (collectively, the "Fund Asset-Based Fees").  The Fund Asset-Based Fees are in addition to the asset-based fees (expected to range from 1% to 2%) and incentive allocations (expected to be 20% net profits) charged by the Investment Funds.  See "Risk Factors."

Investor Qualifications. Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000. See "Investor Qualifications."

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This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated , 2011, has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at c/o UBS Alternative and Quantitative Investments LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 57 of this prospectus. In addition, you may request the Fund's annual and semi-annual reports and other information about the Fund or make investor inquiries by calling (888) 793-8637. The Fund does not have a website on which to publish the SAI and annual and semi-annual reports. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's website is provided solely for the information of prospective investors and is not intended to be an active link.

Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
O'Connor Fund of Funds:  Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.) (the "Fund") is a limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").  The Fund's investment adviser is UBS Alternative and Quantitative Investments LLC, successor to UBS Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator").  The Fund commenced the public offering of limited liability company interests ("Interests") in August 2002, and the Fund has engaged in a continuous offering since that time.  Interests are offered at net asset value, plus any applicable sales load.  The Fund commenced operations on August 1, 2002 and, as of             , 2011, had net assets of approximately $[___] million.  See "General Information."

Investment Program	The Fund's investment objective is to maximize total return over the long term.

The Fund is commonly referred to as a "fund of funds" that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the "Investment Managers") who invest in debt and, to a lesser extent, equity securities ("Obligations"), to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its market value.  Investment Managers generally conduct their investment programs through unregistered investment vehicles which have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds.")

The Investment Managers primarily will focus their investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, adverse legal judgments, or other events which may adversely impact their credit standing.  The Investment Managers generally will seek to analyze the Obligations of such companies and make a determination as to a company's creditworthiness and the value of its Obligations.  Some Investment Managers actively may seek to negotiate a favorable outcome by becoming involved in creditor committees.  Investments will include Obligations of companies that have declared bankruptcy, are engaged in a debt restructuring or other capital transactions or may have difficulty obtaining financing due to credit concerns.  Some of these Obligations, if they are below investment grade, are commonly referred to as "junk bonds."

Investments also may include Obligations of companies that have engaged in liquidations outside of bankruptcy, recapitalizations or leveraged buy-outs.  Obligations may include both public and private investments, including senior and subordinated debt obligations (including convertible securities), bank loans and trade claims.  Obligations also may include:  direct placements, bridge loans, mezzanine securities, bankruptcy court-approved debtor-in possession ("DIP") financings, vendor financing, preferred stock, sovereign debt, warrants, mortgages and real estate, as well as equity securities.  Some Investment Managers also may actively seek to sell short some of these Obligations and engage in intra-capital structure arbitrage, high yield and other credit strategies, and event driven investing, including risk arbitrage and convertible arbitrage.  Various derivatives, including swaps (including credit default swaps), options, swaptions, futures and forward agreements on various financial instruments and currencies also may be used for hedging or as an investment opportunity.

To attempt to hedge against exposure to various markets, investments or investment styles at a time when the Adviser does not desire to divest the Fund of any Investment Funds, or as a means to reduce the Fund's position in any Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate, the Fund may use derivatives. The Adviser believes that it will utilize principally put options and futures contracts for these purposes.  The Adviser may also seek exposure to, or hedge against exposure to, various markets through direct investment (including short sales) by investing directly in equities, fixed income securities and other pooled investment vehicles, such as exchange-traded funds.

Although the Fund currently intends to invest its assets primarily in Investment Funds, the Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis.  In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created by an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member.  (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers.")  The Adviser generally will allocate no more than 25% of the Fund's assets to any Investment Fund.  The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities.  The Fund may invest a majority of its assets in non-voting securities of Investment Funds.  See "Risk Factors—Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs."

INVESTMENT MANAGER SELECTION:

The Adviser selects the Investment Funds and their Investment Managers on the basis of various criteria, generally including, among other things, an analysis of:  the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; on-site interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories; however, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.  The Adviser will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.  All investments made directly with Investment Managers, pursuant to investment management agreements or in separate investment vehicles, will be subject to all the provisions of the Investment Company Act.  The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the Investment Company Act.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated decline in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of an Investment Manager's investment program, and involves certain risks.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk.  See "Risk Factors."  For purposes of the Fund's investment restrictions and investment limitations under the Investment Company Act, the Fund will look through the Investment Funds managed by the Subadvisers to their underlying securities.

Potential Benefits of Investing in the Fund

An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment styles and Investment Managers.  By investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

The Adviser
The Adviser is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.  See "Management of the Fund."

Fees and Expenses
The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement.  The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund, pursuant to an Administration Agreement.  Under the Investment Management Agreement and the Administration Agreement, the Fund pays the Adviser  monthly fees at the aggregate annual rate of 1.75% of the Fund's net assets, excluding assets attributable to the Adviser's capital account and the Administrator's capital account (collectively, the "Fund Asset-Based Fees").

The Fund Asset-Based Fees are in addition to the asset-based fees and incentive allocations charged by the Investment Funds.  The asset-based fees of the Investment Funds are expected to range from 1% to 2% and the incentive allocations of the Investment Funds are expected to be 20% of net profits.  See "Risk Factors."

BNY Mellon Investment Servicing (US) Inc. ("BNY"), as Fund Administrator, performs certain additional administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser.  In consideration for these services, the Fund and certain of these other investment funds pay the Fund Administrator an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of the Fund Administrator's expenses.

The Fund bears all expenses incurred in the business of the Fund.  The Investment Funds will bear all expenses incurred in the business of the Investment Funds.  See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Special Investment Techniques
The Fund expects to use derivatives primarily as a means to reduce its position in an Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate.  To accomplish these objectives, the Adviser believes that it will utilize principally put options and futures contracts.

The Fund may sell securities short in pursuit of its investment objective, although no assurance can be given that the Fund will engage in short sales.  The Fund may hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective.  There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful.  The Fund also may lend portfolio securities.  See "Risk Factors."

Investor Qualifications
Interests will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  Before you may invest in the Fund, your financial adviser or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests, except in the limited circumstances permitted in the Fund's limited liability company agreement (the "LLC Agreement").  (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.)  If your investor certification is not received and accepted by UBS Financial Services Inc. ("UBS Financial Services"), the Fund's distributor, your order will not be accepted.  Other similar arrangements may be permitted by UBS Financial Services instead of the investor certification.  If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void.  The Fund, in its discretion, may suspend applications for Interests at any time.  See "Investor Qualifications."

Investor Suitability
An investment in the Fund involves a considerable amount of risk.  You may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Interests in the Fund.  See "Risk Factors—Investors Will Have Only Limited Liquidity."

The Offering
The Fund is offering Interests through UBS Financial Services, the Fund's principal underwriter, and other brokers or dealers.  The Adviser and UBS Financial Services may pay from their own resources compensation to UBS Financial Services' or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Interests or ongoing servicing of clients with whom they have placed interests in the Fund.  See "Plan of Distribution."

The Fund commenced the public offering of Interests in August 2002, and has engaged in a continuous offering of Interests since that time.  Interests are offered at net asset value, plus any applicable sales load (described below), next determined after subscriptions are accepted.  Subscriptions typically are accepted as of the last business day of the month, and net asset value is calculated as of the first business day of the subsequent month.  The Fund has registered $826,225,914 in Interests for sale under the registration statement to which this prospectus relates.

Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase less than $50,000 in Interests, you should speak with your financial adviser.  In granting any reduction, consideration is given to various factors, including the investor's overall relationship with UBS Financial Services, the investor's holdings in other funds affiliated with UBS Financial Services, and such other matters as UBS Financial Services may consider relevant at the time.  Financial advisers may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution.  The Fund may vary the investment minimums from time to time.  Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution.  UBS Financial Services will sell Interests from time to time (each date on which Interests are delivered is called a "Closing Date").  Before the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy
The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.  Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay those taxes from sources other than Fund distributions.  See "Risk Factors—Distributions to Investors and Payment of Tax Liability."

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis.  To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund.  In addition, with very limited exceptions, the Fund's Interests are not transferable and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment.  See "Risk Factors—Investors Will Have Only Limited Liquidity."

Repurchase of Interests
No investor will have the right to require the Fund to redeem the investor's Interest in the Fund.  The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors once each year in December.  In addition, the Fund may repurchase an Interest or a portion thereof of an investor or any person acquiring an Interest or portion thereof from or through an investor if, among other reasons, the Adviser determines that it would be in the best interests of the Fund to repurchase such an Interest or portion thereof.  See "Redemptions, Repurchases of Interests and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Interests."

The LLC Agreement provides that the Fund shall be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.  (The LLC Agreement is attached hereto as Appendix A.)

Taxation
Most closed-end investment companies elect to be taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").  The Fund will not make this election and instead will seek to be treated as a partnership for Federal income tax purposes.  Accordingly, the Fund should not be subject to Federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss for that year, whether or not the Fund makes any distributions in that year.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.  See "Risk Factors—Tax Risk" below.

ERISA Plans and Other Tax-Exempt Entities

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") such as 401(k) plans and other privately sponsored defined contribution and defined benefit retirement plans, retirement arrangements governed by Section 4975 of the Code such as individual retirement accounts ("IRAs") and Keogh Plans, and entities otherwise subject to Title I of ERISA or Section 4975 of the Code by reason of plans' investment in such entities, as well as other tax-exempt entities, may purchase Interests in the Fund.  The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.  Because the Investment Funds and, to a limited extent, the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to unrelated business taxable income ("UBTI").  A tax-exempt investor (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI.  To file the return, it may be necessary for the tax-exempt investor to obtain an Employer Identification Number.  Charitable remainder trusts may not purchase Interests.

Reports to Investors
The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for investors to complete Federal and state income tax or information returns, along with any other tax information required by law.  For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers.  Given the number of Investment Managers, it is possible that one or more Investment Managers will delay in providing this information.  As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.  See "Risk Factors—Distributions to Investors and Payment of Tax Liability."  The Fund also will send to investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.  Quarterly reports from the Adviser regarding the Fund's operations during each quarter also will be sent to investors.

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

●	Loss of capital.

●
Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance.  The Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

●	The Fund's performance depends upon the performance of the Investment Managers and the Adviser's ability to select Investment Managers and effectively allocate Fund assets among them.

●
Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

●
The Investment Managers' emphasis on investments in Obligations involves substantial risks because the value of Obligations may fluctuate, possibly significantly and unpredictably and generally will be affected by company-specific events, the market, interest rates and the general economic environment.

●	The Investment Funds' portfolios may include a number of investments for which no market exists and which have substantial restrictions on transferability.

●	The Investment Funds' portfolios may include investments that are difficult to value and may be able to be disposed of by the Investment Managers only at substantial discounts or losses.

●	The Investment Managers may use leverage which is likely to cause net assets to appreciate or depreciate at a greater rate than if leverage were not used.

●	Any one or all of the companies in which the Investment Managers may invest may be unsuccessful or not show any return for a considerable period of time.

●
In any reorganization or liquidation proceeding relating to an Investment Fund's portfolio company, the Investment Fund may lose its entire investment or be required to accept cash or securities with a value less than the original investment.

●
Individual Investment Managers may take control positions, sit on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of Obligations, in which case their respective Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the Obligations.

●	Investment Managers may invest in Obligations of foreign issuers, including those located in emerging markets. See "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

●	Investment Managers may invest without limitation in restricted and illiquid securities.

●	Investment Managers may invest in below-investment grade debt or so-called "junk bonds."

●
Each Investment Manager generally will charge the Fund asset-based fees and some or all of the Investment Managers will receive incentive-based allocations.  The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive-based allocations of the Investment Managers are expected to be 20% of net profits.  The Adviser and Administrator also will charge asset-based fees.  See "—Fees and Expenses" and "Risk Factors—Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs."

The incentive-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

●
An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

●
The Fund may indirectly gain exposure to an Investment Fund by purchasing a structured note, swap, option or other derivative, which can result in increased volatility and expose the Fund to credit risk of the counterparty.  There can be no assurance that the Fund's indirect investment in an Investment Fund through the use of one of these investments will have the same or similar result as a direct investment in the Investment Fund.

●	Fund Interests are illiquid and are not listed on any securities exchange or traded in any other market and are subject to substantial restrictions on transfer.

●	The Fund may borrow money (or leverage) to fund investments in Investment Managers.

●	The Investment Managers may use derivatives for hedging and non-hedging purposes.

●	The Fund may employ leverage to take exposure to various markets, investments or investment styles, which could magnify significantly the potential volatility of the Fund's Interests.

●	The Fund does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund's taxable income.

●	The Fund may, from time to time, have to hold some of its assets in money market securities, cash or cash equivalents.

●
To the extent that the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

●	The Fund seeks to be treated for tax purposes as a partnership, but could be taxable as a corporation, thus being subject to two levels of taxation.

●
The Adviser and Investment Managers may have conflicts of interests The Adviser and the Investment Managers may have conflicts of interests which could interfere with their management of the Fund or the Investment Funds, respectively.  Investments made on behalf of other clients of the Adviser may restrict the Fund's ability to purchase or sell certain Investment Funds under applicable law.

●
The Fund is classified as a "non-diversified" investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

Because the Fund invests in Investment Funds, investors are subject to additional risks, including:

●
Underlying Investment Funds generally will not be registered as investment companies under the Investment Company Act, and, therefore, the Fund will not be able to avail itself of Investment Company Act protections.

●	Investors in the Fund will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

●
The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests.  In most cases, the Adviser has little or no means of independently verifying this information.

●
The Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.

●
Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and which may involve risks under some market conditions that are not anticipated by the Adviser.

●
An investor who met the conditions imposed by Investment Managers, including investment minimums that may be considerably higher than the Fund's, could invest directly with the Investment Managers.  Investors in the Fund will bear two layers of asset-based fees and expenses—one at the Fund level and one at the Investment Fund level—and incentive allocations at the Investment Fund level.  Investors also bear a proportionate share of the fees and expenses of the Fund and, indirectly, of the Investment Funds.

●	Investment Managers may receive compensation from the Fund for positive performance of an Investment Fund even if the Fund's overall returns are negative.

●	Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting.

●
At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

●	Investments in underlying Investment Funds will be illiquid, and some of the Investment Funds will not permit withdrawals at the same time as the Fund.

●
Investment Funds generally are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

●
The Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Manager, the Adviser and the Administrator, and the price at which purchases and repurchases are made.

●
The Fund may not be able to vote on matters that require the approval of the limited partners of an underlying Investment Fund, including a matter that could adversely affect the Fund's investment in it.

●	Upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value.

●	The Fund may have indemnification obligations to Investment Funds and their Investment Managers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.  The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the investors in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive allocations, charged at the underlying Investment Fund level.  These indirect items are not reflected in the following chart or the example below.

Investor Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None
Offering Expenses borne by the Fund (as a percentage of offering amount)%

Annual Expenses (as a percentage of net assets attributable to Interests)(2)
Management Fee	1.45%
Interest Payments on Borrowed Funds	%
Other Expenses (including Administrator Fee: 0.30%)%
Acquired Fund Fees and Expenses (Investment Fund Fees and Expenses)(3)%

Total annual expenses	%(4)
_____________
(1)
Generally, the stated minimum initial investment in the Fund is Interests with an initial value of at least $50,000, which minimum may be reduced for certain investors.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(2)
The Fund does not currently invest in accounts or funds managed by Subadvisers (see the definition of "Subadviser" on page 40).  Accordingly, the Fund does not indirectly incur any additional expenses associated with such investments.

(3)
Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest based upon the anticipated net proceeds of this offering.  Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings.  The incentive fees or allocations charged by Investment Funds in which the Fund invests are expected to typically be 20% of net profits.  The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses."  The amount of the Fund's average net assets used in calculating this percentage was based on average net assets for the fiscal year ended December 31, 2010 of approximately $[___] million, plus anticipated net proceeds of approximately $[___] million from this offering.  The Adviser estimates that approximately [___]% (as a percentage of the net assets attributable to Interests) of the [___]% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately [___]% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(4)	Total annual expenses shown in the table are as of the Fund's fiscal year ended December 31, 2010 and will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund.  The annual "Other Expenses" shown above are estimated based on average net assets of the Fund for the fiscal year ended December 31, 2010 of approximately $[___] million.  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

Example
	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a sales load (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$	$	$	$

————	1 Year	3 Years	5 Years	10 Years
*Without the sales load, the expenses would be:	$	$	$	$

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

For a hypothetical $50,000 interest in the Fund at the Fund's inception through December 31, 2010, net gain would be $[______].

The Fund's total return for the period from August 1, 2002 (commencement of operations) to December 31, 2010 was [___]%, and does not reflect deduction of a sales load.  If deduction of a sales load had been reflected, the total return for the period would have been lower.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund's financial performance for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003 and the period from August 1, 2002 (commencement of operations) through December 31, 2002.  Prior to December 1, 2006, offerings of Interests were not registered under the Securities Act of 1933, as amended (the "1933 Act").  Rather, Interests were privately placed in reliance on the exemption from regulation under Section 4(2) of the 1933 Act and Regulation D thereunder.  Because offerings of new Interests of the Fund are now registered under the 1933 Act, the Fund's expenses will be higher than they were before such registration, and, accordingly, the Fund's financial performance may be lower than it appears in the table below.  The information reflects financial results for the Fund since inception, and has been derived from the financial statements audited by                                       , whose report, covering the last five fiscal years, along with the Fund's financial statements, is included in the SAI.  The SAI is available upon request.

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	For the Period August 1, 2002 (commencement of operations) through December 31, 2002
Total Return(1)	8.67%	17.16%	(28.77)%	18.54%	15.58%	4.36%	9.96%	18.81%	2.52
Ratio of net investment loss to average members' capital(2)	(2.03)%	(2.01)%	(1.92)%	(1.93)%	(1.78)%	(1.93)%	(1.97)%	(2.03)%	(3.06	)%(3)
Ratio of total expenses to average members' capital(2) (4)	2.04%	2.03%	2.07%	2.12%	1.99%	2.09%	2.00%	2.09%	3.20	%(3)
Portfolio turnover rate	16.23%	23.27%	33.56%	4.42%	7.60%	24.36%	6.71%	None	None

Members' capital at end of period	$ 367,837,793	$411,841,456	$418,876,644	$562,791,338	$275,562,734	$196,934,747	$146,190,291	$105,976,358	$32,210,622
__________________

(1)
Total return assumes a purchase of an Interest in the Fund at the beginning of the period and a sale of the Fund Interest on the last day of the period noted and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund.  Total returns for a period of less than a full year are not annualized.  An individual investor's ratios and returns may vary from the above based on the timing of capital transactions.

(2)	The average members' capital used in the above ratios are calculated using pre-tender members' capital.

(3)	Annualized.

(4)	Ratio of total expenses to average members' capital does not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds.

PRIVACY NOTICE

This notice describes the Fund's privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

●	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

●	Written and electronic correspondence, including telephone contacts; and

●
Transaction history, including information about Fund transactions and balances in your accounts with UBS Financial Services or our affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.  See "—Conflicts of Interest."

The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a substantial number of independent board members, and statutory protections against self-dealing by the Investment Managers.  Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information.  An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  The investment strategies and styles used by an Investment Manager are subject to change without notice.  For information about an Investment Fund's net asset value ("NAV") and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests.  Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Adviser will not have any control over the investments made by Investment Managers.  The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds.  These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser.  Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes.  In addition, at times when Investment Funds offer limited availability to investors, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio which differs from the portfolio which might result if the Adviser only managed the Fund.  Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no such assurance that the Adviser will use the same criteria for all Investment Funds.  Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third party verifications and background checks, there is no assurance that  such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

An investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers.  These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment.  By investing in the Investment Funds indirectly through the Fund, the investor bears two layers of fees and expenses—asset-based fees and expenses at the Fund level and asset-based fees, expenses and incentive allocations at the Investment Fund level.

Each Investment Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally.  Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund's returns are negative.  Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other.  As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.  Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund.  See "Investment Program—Selection of Investment Managers."

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.  The Fund may use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods.  No assurance can be given that the Fund will do so or, if it does, that the Fund will do so successfully.

Generally, Investment Funds are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid.  The governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of an investor's Interest and the ability of any investor to withdraw its investment in certain circumstances.  Some Investment Funds will not permit withdrawals at the same time as the Fund.  As a result, the liquidity of the Fund's Interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its investors.  In addition, some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may not be able to redeem those investments in kind.  In such circumstances, the Fund's ability to provide liquidity to investors could be adversely affected.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers.  Given the number of Investment Managers, it is possible that one or more Investment Managers will delay in providing this information.  As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

A noncorporate investor's share of the Fund's investment expenses may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Interests.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on the Fund could be substantial and adverse.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market.  It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund.  The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets.  That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions such as the one that the market is experiencing currently.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity such as the one that the market is currently experiencing.  Therefore, the Fund's NAV will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Investments in Obligations Involve Risk of Loss

All securities investments risk the loss of capital.  The value of the Fund's total net assets should be expected to fluctuate.  To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased.  An Investment Manager's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Since the Investment Managers will invest primarily in Obligations, the risk to the Fund is substantial.  The market value of some of an Investment Fund's portfolio investments should be expected to fluctuate, possibly significantly and unpredictably.  The success of some Investment Funds' investment activities will depend on the Investment Managers' ability to identify and exploit inefficiencies in the high yield and distressed debt securities markets.  Identification and exploitation of these opportunities involve uncertainty.  No assurance can be given that the Investment Managers will be able to locate investment opportunities or to correctly exploit inefficiencies in the markets.  The value of an Investment Fund's portfolio investments generally will be affected by company-specific events, the market, interest rates and the general economic environment.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.  These investments may be difficult to value and an Investment Manager may be able to dispose of these investments only at substantial discounts or losses.

For purposes of all of the Fund's investment restrictions and investment limitations under the Investment Company Act, the Fund will look through the Investment Funds managed by the Subadvisers to their underlying securities.

Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time.  In any reorganization or liquidation proceeding relating to a portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of Obligations, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the Obligations.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer.  Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the company's capacity to pay interest and repay principal.  These securities may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities.  In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of public market, dependence on an exit strategy, such as an IPO or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

An Investment Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available.  In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

The Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.  Investment Managers may employ valuation policies that are different from those used by the Fund to value portfolio securities of the Investment Funds managed by the Subadvisers.

The Investment Funds' Use of Short Selling is Highly Speculative

Investment Managers may use short sales for hedging or non-hedging purposes in an effort to profit from anticipated declines in prices of securities which in the view of the Investment Managers are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy.  An Investment Manager also may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged.  To effect a short sale, an Investment Manager will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer.  The Investment Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively.  In certain circumstances, these techniques can substantially increase the impact of adverse price movements on an Investment Fund's portfolio.  A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that securities necessary to cover the short position will be available for purchase.

Short selling is a speculative investment technique that involves expenses to the Investment Funds and the following additional risks:

●	while the potential gain on a short sale is limited, the loss is theoretically unlimited

●	it can increase the effect of adverse price movements on an Investment Fund's portfolio

●	the Investment Fund may not be able to close out a short position at any particular time or at the desired price

●
the Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Investment Fund, thus increasing the price the Investment Fund may have to pay for the security and causing the Investment Fund to incur losses on the position

●	if the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions

●	certain foreign markets may limit the Investment Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Investment Funds.

Regulatory authorities may from time to time impose restrictions that adversely affect an ability to borrow certain securities in connection with short sale transactions.  In addition, traditional lenders of securities might be less likely to lend securities under certain market conditions.  As a result, the Investment Funds may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.  The Investment Funds may also incur additional costs in connection with short sale transactions, including in the event that they are required to enter into borrowing arrangements in advance of any short sales.  Moreover the ability to continue to borrow a security is not guaranteed and the Investment Funds are subject to strict delivery requirements.  The inability of an Investment Fund to deliver securities within the required time frame may subject such Investment Fund to mandatory close out by the executing broker-dealer.  A mandatory close out may subject the Fund to unintended costs and losses.  Certain actions or inaction by third parties, such as executing broker-dealers or clearing broker-dealers, may materially impact the Investment Funds' ability to effect short sale transactions.  Such actions or inaction may include a failure to deliver securities in a timely manner in connection with a short sale effected by a third-party unrelated to the Investment Funds.

The Investment Funds' and the Fund's Use of Hedge Strategies Involves Risk

The Investment Managers and Investment Funds may engage in hedging strategies, which use short sales, derivatives, options, interest rate swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses due to declines in the values of their respective portfolios.  Similarly, the Fund may, but is not required to, attempt to hedge against exposure to various markets, investments or investment styles through the use of such instruments or investment techniques.  Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value.  Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase.  It may not be possible for the Investment Managers or the Investment Funds to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible, or desirable, to hedge against certain changes or events at all.  There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions.

No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets. To the extent that hedging transactions are effected, their success is dependent on each Investment Manager's ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against. Therefore, while the Fund or an Investment Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Fund or Investment Manager had not engaged in any such hedge. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Investment Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

The Fund's Use of Options and Futures Contracts Involves Risks

The Fund expects to use derivatives primarily as a means to hedge against exposure to various markets, investments or investment styles at a time when the Adviser does not desire to divest the Fund of any Investment Funds, or as a means to reduce its position in an Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate.  To accomplish these objectives, the Adviser believes that it will utilize principally put options and futures contracts.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When put options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  The Fund may purchase put options on specific securities or on baskets of securest.  The Fund may also purchase put options on stock indexes listed on national securities exchanges or trade in the over-the-counter market.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trade may be made that day at price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trade, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.  Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market.

The Fund may also purchase and sell stock index futures contracts.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by the fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

The Investment Funds' Use of Derivatives Involves Risk

Some of the Investment Funds may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, for investment or hedging purposes.  The use of these instruments involve the following risks, among others:

●	Derivatives can be volatile

●
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's performance

●	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives

●	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions

●	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions

The stability and liquidity of Derivatives depend in large part on the creditworthiness of the parties to the transactions.  It is expected that each Investment Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into Derivatives.  If there is a default by the counterparty to such transaction, the applicable Investment Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction.  However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund (and thus the Fund) being less than if such Investment Manager had not entered into the transaction.  Furthermore, there is a risk that a counterparty could become insolvent.  If one or more of an Investment Manager's counterparties were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of such Investment Manager's fund's securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Managers may use counterparties located in various jurisdictions outside the United States.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Investment Funds' assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Investment Managers' Use of Leverage Involves Risk of Loss

The Fund, Investment Managers and Investment Funds may borrow money for investment and other purposes, and may directly or indirectly borrow funds from brokerage firms and banks.  Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks and has the effect of potentially increasing losses.  In addition, the Fund, Investment Managers and Investment Funds may leverage their investment returns with options, swaps, forwards and other derivative instruments.

Although leverage will increase investment return if the Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Investment Fund fails to earn as much on such investments as it pays for the use of such funds.  Using leverage, therefore, will magnify the volatility of the value of the Investment Fund's investment portfolio.  If the Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in the aggregate value of an Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Any event that adversely affects the value of an investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage by the Fund or an Investment Fund, directly or indirectly, could result in a loss to the Fund that would be greater than if leverage were not employed.  In addition, to the extent that the Fund or Investment Funds borrow funds, the rates at which they can borrow will affect the operating results of the Fund.

The Investment Company Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of an investment company's total indebtedness may not exceed one-third of the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement.  These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

The Incentive Allocations Charged by the Investment Managers May Create Incentives for Speculative Investment

Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive allocations.  The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive allocations of the Investment Managers are expected to be 20% of net profits, but may be greater or less in some cases.  The Adviser and the Administrator also will charge asset-based fees.

The incentive allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive allocation.  In addition, because the incentive allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

Investment Managers May be Newly Organized

Some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

The Investment Funds' Foreign Investments Involve Risk of Loss

The Fund expects to invest a portion of its assets in Investment Funds whose Investment Managers invest in Obligations of foreign issuers, including those in emerging markets, and in depositary receipts, such as American Depository Receipts ("ADRs").  Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Foreign investments face specific risks, which include:

●	unfavorable changes in currency rates and exchange control regulations

●	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

●	reduced availability of information regarding foreign companies

●	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

●	reduced liquidity and greater volatility

●	difficulty in obtaining or enforcing a judgment

●	increased market risk due to regional economic and political instability

●	increased brokerage commissions and custody fees

●
securities markets which are less developed than in the United States may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the United States.

●	foreign withholding taxes

●	delays in settling securities transactions

●	threat of nationalization and expropriation

●	increased potential for corrupt business practices in certain foreign countries

●	failure to receive government approval prior to investments in a particular issuer by foreign persons

●	limits on the amounts of investment by foreign persons in particular issuers

●	limits on the investment by foreign persons to specific classes of securities with less advantageous rights.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

●	inflation and rapid fluctuations in inflation rates in the economies and financial markets of certain emerging market countries

●	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

●	high concentration of investors and financial intermediaries

●	political and social uncertainties

●	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

●	overburdened infrastructure and obsolete or unseasoned financial systems.

These risks may be heightened for investments in Obligations of companies that are experiencing financial difficulties.  In addition, the bankruptcy, reorganization or similar laws and regulations affecting these foreign companies may be less favorable than those affecting U.S. companies and, therefore, the ability of an Investment Fund to realize on its investments in foreign companies may be adversely affected.

Emerging Markets Risk

Because Investment Managers may purchase Obligations of companies worldwide, they may purchase Obligations of issuers located in emerging countries.  Emerging countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  The markets of emerging countries may be more volatile than the markets of more mature economies.  Many emerging countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Investors Will Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors.  Interests in the Fund will not be traded on any securities exchange or other market.  With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors once each year in December.  The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold.  Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell.  It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid.  Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, which provide for their separate liquidation over a much longer period than an investment in the Investment Fund.  Were the Fund to seek to liquidate its investment in an Investment Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.  Additionally, the Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds may impose limits (known as "gates") on the aggregate amount that all investors in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

The Fund May Borrow Money

The Fund may borrow money for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's Interests.  The Fund also may borrow money to fund investments in certain Investment Managers, subject to the lenders' terms.  If the Fund borrows money, its NAV may be subject to greater fluctuation until the borrowing is repaid and the risks of leverage described under "—Investment Managers' Use of Leverage Involves Risk of Loss" will be present.  The Fund would expect to repay leverage used to fund investments from the proceeds of subsequent offerings of Interests.  If the Fund were unable to sell a sufficient amount of Interests to repay these borrowings, the Fund could remain leveraged or reduce its leverage by selling Investment Funds.  Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will significantly magnify the potential volatility of the value of the Fund's Interests.

The Fund expects that all of its borrowings will be made on a secured basis.  The Fund's custodian will either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian.  If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.  In the event of a default, the lenders will have the right, through the Fund's custodian, to redeem the Fund's investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund's shareholders.  The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

Restricted and Illiquid Investments Involve the Risk of Loss

The Fund and the Investment Managers may invest without limitation in restricted securities and other investments which are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell.  Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Subadvisers will be valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Conflicts of Interest

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, by, among other things, restricting the Fund's ability to purchase or sell certain Investment Funds under applicable law.

Investment research and due diligence may be periodically discussed among portfolio managers and other senior personnel of the Adviser and its affiliates.  However, investment decisions for the Fund are made independently from those of Adviser Clients.  If, however, the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.  This process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients – i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

UBS Financial Services or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

The Fund expects to be treated as a partnership for Federal income tax purposes.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

Because the Investment Funds and, to a limited extent, the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to UBTI.  A tax-exempt investor (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI.  To file the return, it may be necessary for the tax-exempt investor to obtain an Employer Identification Number.

Distributions to Investors and Payment of Tax Liability

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors.  Investors will be required each year to pay applicable Federal and state income taxes on their respective share of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

USE OF PROCEEDS

The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objective and policies as soon as practicable, which the Fund expects to be within three months of each closing of the purchase of Interests.  Pending the investment of the offering proceeds in Investment Funds pursuant to the Fund's investment program, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in high quality fixed-income securities, money market instruments, and money market funds.  In addition, the Fund may maintain a portion of the proceeds in cash or cash equivalents to meet operational needs.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its investment program.  The Fund paid offering expenses of approximately $[______] from the proceeds of this offering.

INVESTMENT PROGRAM

Investment Objective

The Fund's investment objective is to maximize total return over the long term.  The Fund is commonly referred to as a "fund of funds" that seeks to achieve its objective by allocating its assets among a select group of Investment Managers who invest in Obligations to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its market value.  The Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be significant.

Investment Program

The Investment Managers primarily will focus their investments in companies that have, or are currently, experiencing financial difficulties as a result of deteriorating operations, adverse legal judgments, or other events which may adversely impact their credit standing.  The Investment Managers generally will seek to analyze the Obligations of such companies and make a determination as to a company's creditworthiness and the value of its Obligations.  Some Investment Managers actively may seek to negotiate a favorable outcome by becoming involved in creditor committees.  There can be no assurances that the Fund's investment program will be successful.  Investments will include Obligations of companies that have declared bankruptcy, are engaged in a debt restructuring or other capital transactions or may have difficulty obtaining financing due to credit concerns.  Some of these Obligations, if they are below investment grade, are commonly referred to as "junk bonds."

Investments also may include Obligations of companies that have engaged in liquidations outside of bankruptcy, recapitalizations or leveraged buy-outs.  Obligations may include both public and private investments, including senior and subordinated debt obligations (including convertible securities), bank loans and trade claims.  Obligations also may include: direct placements, bridge loans, mezzanine securities, bankruptcy court-approved debtor-in-possession ("DIP") financings, vendor financing, preferred stock, sovereign debt, warrants, mortgages and real estate, as well as equity securities.  Some Investment Managers also may actively seek to sell short some of these Obligations and engage in intra-capital structure arbitrage, high yield and other credit strategies, and event driven investing, including risk arbitrage and convertible arbitrage.  Various derivatives, including swaps (including credit default swaps), options, swaptions, futures and forward agreements on various financial instruments and currencies also may be used for hedging or as an investment opportunity.  In addition, Investment Managers may invest in the securities of companies experiencing poor operating results as a result of unfavorable operating conditions, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems.

The Investment Managers may invest in a variety of securities, including bank loans, private debt offerings, direct placements, some of which might be in newly formed companies or recapitalized companies as a form of private equity investment, public and 144A senior and subordinated debt securities, bridge loans, mezzanine securities, convertible securities, vendor financing, trade claims, preferred stock, warrants and equity.  In addition, various derivatives, including options, swaps, swaptions, futures and forward agreements on various financial instruments and currencies may be used for hedging and as independent investment opportunities.  Investments may be made in securities that trade on exchanges or over-the-counter or that are acquired in private placements.  These obligations may or may not be collateralized and generally sell at a discount from their face value.

Investment Managers may acquire loans from banks, insurance companies, financial institutions, other lenders and other market participants, as well as claims held by trade or other creditors.  These loans and claims, which may or may not be collateralized, generally sell at a discount from their face value and may afford an Investment Fund a risk-adjusted return superior to that available through the purchase of publicly traded securities of the same obligor.  As a consequence of its purchase of private claims, an Investment Fund may be required to perform certain traditional, but limited lending functions, such as funding issued but unfunded letters of credit in the course of the restructuring of a troubled company or providing debtor-in-possession financing to the company if it seeks relief under Federal bankruptcy law.  Investment Managers also may acquire nonperforming and subperforming commercial real estate loans and portfolios from financial institutions, government agencies and other sellers of troubled real estate and other forms of pooled receivables.

An Investment Manager may invest in Obligations of foreign issuers.  An Investment Manager may seek representation on creditors' committees or equity holders' committees if the Investment Manager determines such representation is in the best interests of the Investment Fund.  In addition, Investment Managers may sell securities short that they believe are relatively overvalued or if the Manager has identified a company that it believes is about to become financially troubled.  Investment Managers also may establish capital arbitrage positions, which involve buying one class of a company's securities or other obligations while selling short another class.

Selection of Investment Managers

The Adviser's research staff assists in the selection of Investment Managers using, among other things, its database of asset managers to narrow the universe of potential candidates.  The Adviser will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.

As part of its diligence process, the Adviser conducts a comprehensive review of the Investment Manager, its investment process and organization, and may conduct interviews with references and industry sources to complete its determination.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment performance and process of the Investment Manager.

Investment Managers generally conduct their investment programs through the Investment Funds.  The Fund currently intends to invest its assets primarily in Investment Funds.  The Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis.  In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member.  Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers" and all of these arrangements would be considered as Investment Funds.  All investments made directly with Investment Managers, pursuant to investment management agreements or in separate investment vehicles, will be subject to all the provisions of the Investment Company Act.

The Fund will limit to less than 25% of its assets its investment in any one Investment Fund.  The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities.  The Fund may invest a majority of its assets in non-voting securities of Investment Funds.  The Fund would purchase non-voting securities to avoid being an affiliate of an Investment Fund within the meaning of the Investment Company Act.  Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund.  As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

The Fund may purchase, as Investment Funds, shares of registered investment companies, including open-end investment companies (so-called "mutual funds"), closed-end investment companies and unit investment trusts (including so-called "exchange-traded funds").  The Fund's ability to invest in registered investment companies is limited by the Investment Company Act.

The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds, subject to the condition that selection of an Investment Fund advised by a new Subadviser requires approval of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the Investment Company Act.

To attempt to hedge against exposure to various markets, investments or investment styles at a time when the Adviser does not desire to divest the Fund of any Investment Funds, or as a means to reduce the Fund's position in any Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate, the Fund may use derivatives.  The Adviser believes that it will utilize principally put options and futures contracts for these purposes.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at a stated exercise price at any time prior to the expiration of the option.  In a futures contract, the Fund is obligated to buy or sell a particular security, instrument or other asset at a specified future date at a price determined at the inception of the contract.  The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  The Fund may also purchase and sell stock index futures contracts.  A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Adviser may also seek exposure to, or hedge against exposure to, various markets through direct investment (including short sales) by investing directly in equities, fixed income securities and other pooled investment vehicles, such as exchange-traded funds.  The Fund also may borrow (i.e., use leverage) for investment purposes.

Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders.  Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the shareholders.  See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.  Accordingly, the Fund's investments in derivative instruments, as described herein and in the Fund's SAI, are not limited by or subject to regulation under the CEA or otherwise regulated by the CFTC.

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful.  In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Advisers Act.  UBS Financial Services, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and other principal securities exchanges.  The Adviser and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Adviser and Administrator

The Adviser provides investment advisory services to the Fund pursuant to the Investment Management Agreement.  Under the Investment Management Agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.45% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Administrator's capital account.  A discussion of the basis for the Board's last approval of the Investment Management Agreement is available in the Fund's annual report to investors for the year ended December 31, 2010.

The Administrator provides administrative services to the Fund, including: providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  The Fund pays a monthly fee to the Administrator for administrative services at an annual rate of 0.30% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Administrator's capital account.

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.  The Fund Asset-Based Fees are computed as of the start of business on the first business day of the period to which each Fund Asset-Based Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears.

The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies.

Portfolio Managers

The Fund is managed by a portfolio management team, each member of which (each, a "Portfolio Manager" and together, the "Portfolio Managers") is responsible for the day-to-day management of the Fund's portfolio.  Norman E. Sienko, Jr., the lead member of the portfolio management team, is primarily responsible for the selection of the Fund's investments, and is jointly responsible for the allocation of the Fund's assets among Investment Funds.  Russell Sinder, Joseph M. Sciortino and Matthew Woodbury, the other members of the portfolio management team, are jointly and primarily responsible for the allocation of the Fund's investments.

Mr. Sienko has served as a Portfolio Manager of the Fund since August 2002 and as head of UBS Alternative Investments US ("AI - US") portfolio management group from 1998 to 2010, prior to his group joining the Adviser.  He is also currently an Executive Director of the Adviser.  Mr. Sinder has been associated with the Fund since August 2002 and joined the portfolio management team in 2005.  He was associated with AI - US from 1998 to 2010 and is an Executive Director of the Adviser.  Mr. Sciortino joined the portfolio management team in 2006.  Mr. Sciortino was associated with AI - US from December 2006 to October 2010 and is a Director of the Adviser.  Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.  Mr. Woodbury has been a Portfolio Manager of the Fund since 2008.  Mr. Woodbury was associated with AI - US from 2008 to 2010 and is a Director of the Adviser.  Previously, he served as an Analyst at Allianz Hedge Fund Partners, LP (2002-2008) and an Accountant at Arthur Anderson LLP (1999-2002).

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of investments in the Fund.

Other Expenses of the Fund

The Fund bears all expenses directly incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

●
all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

●	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

●
the costs and expenses of holding any meetings of the Board or investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

●	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser or the Directors;

●
all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;

●
all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

●	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

●	the fees of custodians and other persons providing administrative services to the Fund; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

BNY, as the Fund Administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser.  In consideration for these services, the Fund and such other funds pay the Fund Administrator an annual fee based on:  (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, not to exceed on an annual basis 0.15%, and will reimburse the Fund Administrator for out-of-pocket expenses.

The Bank of New York Mellon acts as custodian for the Fund's assets.

INVESTOR QUALIFICATIONS

Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time.  Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder.  Qualified clients also include certain knowledgeable employees who participate in the Adviser's investment activities.  All of these persons are referred to in this prospectus as "Qualified Investors."  You must complete and sign an investor certification before you may invest.  If your investor certification is not received and accepted by UBS Financial Services by the applicable Closing Date, your order will not be accepted.  Other similar arrangements may be permitted by UBS Financial Services instead of the investor certification.  The form of investor certification is included as Appendix B to this prospectus.  The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption or Transfer; No Trading Market

No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof.  No public market exists for Interests, and none is expected to develop.  With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors.  While an investor may request that the Fund tender for its interest in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Interests from its investors once each year, in the fourth fiscal quarter, during a tender period of not less than 20 business days.  The Directors also will consider the following factors, among others, in making such determination:

●	whether any investors have requested to tender Interests or portions thereof to the Fund;

●	the liquidity of the Fund's assets;

●	the investment plans and working capital requirements of the Fund;

●	the relative economies of scale with respect to the size of the Fund;

●	the history of the Fund in repurchasing Interests or portions thereof;

●	the condition of the securities markets; and

●	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable.  When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity.  Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated NAV of their Interests in the Fund from their respective financial advisers.

The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Summary of LLC Agreement—Term, Dissolution and Liquidation" in the SAI.

Determination of Repurchase Price

The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or applicable portion thereof based on the estimated NAV of the Fund's assets as of the December 31 next following the commencement of the tender offer (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), after giving effect to all allocations to be made to the investor's capital account as of such date.  The Fund's NAV may change materially from the date a tender offer is mailed, to the calculation date, and to the effective date of repurchase, and it also may change materially shortly after a tender is completed.  The method by which the Fund calculates its NAV is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Investors Will Have Only Limited Liquidity."

Payment

Repurchases of Interests or portions thereof from investors by the Fund will be made in the form of promissory notes, and will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from investors.  The delivery of promissory notes in payment of the purchase price for Interests tendered and accepted for purchase will generally be made promptly (within five business days) after the last day of the tender period.

For an investor tendering its entire Interest, payment will generally consist of: first, a non-interest bearing promissory note (a "definitive note") with an aggregate value equal to 95% of the unaudited NAV of the investor's Interest determined as of the calculation date; and second, an interest-bearing promissory note (a "contingent note") entitling the holder thereof to a contingent payment equal to approximately 5% of the value of the investor's Interest.  Payment of the definitive note will be made as promptly as practicable after the calculation date and is expected, in any event, to be made in full within 60 days after the calculation date.  The contingent note will be payable generally no later than 10 days after the end of each fiscal year audit.

For an investor tendering a portion of its Interest, payment will generally consist of a definitive note with an aggregate value equal to 100% of the unaudited NAV of the tendered portion of the investor's Interest determined as of the calculation date.  Payment of the definitive note will be made as promptly as practicable after the calculation date and is expected, in any event, to be made in full within 60 days after the calculation date.

The Fund retains the option to pay all or a portion of the purchase price for tendered Interests by distributing securities, including direct or indirect interests in underlying Investment Funds as well as other illiquid securities, to investors on a pro rata basis.  The receipt by an  Investor of an in-kind distribution of a security carries the risk that the Investor may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.  The Fund also retains the option to hold back up to 5% of the value of any partial tender made by an investor and to pay the balance with a separate promissory note providing for a contingent payment after completion of the Fund's next annual audit.  The Fund may exercise either option in the extraordinary event that the Board of Directors determines that it is necessary to avoid or mitigate any adverse effect of the repurchase offer on the remaining investors.

Any promissory notes provided to investors in payment for tendered Interests will not be transferable.  The Fund will not impose any charges on a repurchase of Interests or portion of Interests in the Fund, although it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

An investor who tenders its entire Interest to the Fund for repurchase generally will have a taxable event.  Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest.  A loss, if any, may be recognized only after the tendering investor has received full payment under the promissory notes.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund obtains repurchase proceeds by selling Fund investments, the Fund will thereafter hold a larger proportion of its total assets in less liquid securities.  Accordingly, non-tendering investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.  In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

The NAV of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  In the unlikely event that an Investment Fund does not report a value to the Fund on a timely basis at the end of a fiscal period, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Investment Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio.  The Adviser and/or the Board will consider such information and the reliability of pricing information provided by the Investment Managers, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or premium to the value it receives from the Investment Fund.  Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund calculates its NAV, may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end NAV calculations of the Investment Funds are audited by those Investment Funds' independent auditors and may be revised as a result of such audits.  Other adjustments may occur from time to time.

To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Domestic exchange traded securities and securities included in the NASDAQ National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded.  If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.  Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange.  Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported.  Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the United States.  Foreign exchange rates also are determined before such close.  On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined.  When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.

CAPITAL ACCOUNTS

General

The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor's initial contribution to the capital of the Fund.  Each investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below.  Similarly, each investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor's capital account (as described below).  To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period.  Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages.  A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period.  Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages, such as withholding taxes or other tax obligations.

Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years.  The Adviser has the discretion to allocate specially an amount of the Fund's capital gain or loss, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its Interest.

Allocation of Special Items—Certain Withholding Taxes and Other Expenditures

The Fund will bear certain ongoing offering costs associated with any periodic offers of Fund Interests which will be charged to the capital accounts of investors in the period incurred.  Offering costs cannot be deducted by the Fund or the investors for tax purposes.

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

The Investment Funds will bear all expenses incurred in the business of the Investment Funds.  The Investment Managers generally will charge an asset-based fee to and receive incentive allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Fund.

Reserves

Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board.  Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate.  The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

Each investor will have the right to cast a number of votes based on the value of such investor's capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors.  Except for the exercise of their voting privileges, investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES

The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

To ensure compliance with requirements imposed by the Service in Circular 230, you are hereby informed that (i) any tax advice contained in this prospectus or the SAI (including any opinion of counsel referred to in this prospectus or the SAI) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the SAI (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax adviser.

The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof.  Interests in the Fund are not traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof.  The Fund is not eligible for any of those safe harbors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof.  Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations.  Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund is not treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

As an entity classified as a partnership, the Fund is not itself subject to Federal income tax.  For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the investor's taxable year.  Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly.  Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.  For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

PLAN OF DISTRIBUTION

General

UBS Financial Services acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions.  The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements.  The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors.  The Adviser and UBS Financial Services compensate UBS Financial Services' or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Interests and for their ongoing servicing of clients with whom they have distributed interests in the Fund.  Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or UBS Financial Services may reasonably require.  Compensation to such financial advisers and other professionals is based upon a formula that takes into account the amount of client assets being serviced.

Neither UBS Financial Services nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

Once a prospective investor's order is received, a confirmation will be sent to the investor.  The investor's brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at PNC Bank, National Association (the "Escrow Agent") for the benefit of the investors.

Generally, UBS Financial Services and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles.  This compensation can include distribution or referral fees, investment advisory and/or management and certain other fees, including performance fees.  As a result of the various payments to UBS Financial Services and its affiliated companies, the amount of compensation that UBS Financial Services entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments.  For funds managed by third party advisers, UBS Financial Services receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement UBS Financial Services has with the third party.  The payout that your financial adviser receives may differ from one fund to another, even if the two funds are charged the same management fee and/or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees).  The differences in compensation may create an incentive for financial advisers to recommend funds for which they receive higher compensation.  We encourage you to discuss this with your financial adviser to learn more about the compensation he or she receives.

The Fund has agreed to indemnify UBS Financial Services, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Sales of Interests will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before a Closing Date.  Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase less than $50,000 in Interests, you should speak with your financial adviser.  In granting any reduction, consideration is given to various factors, including the investor's overall relationship with UBS Financial Services, the investor's holdings in other funds affiliated with UBS Financial Services, and such other matters as UBS Financial Services may consider relevant at the time.  Financial advisers may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution.  The Fund may vary the investment minimums from time to time.  Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution.  Purchasers of Interests in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, may not be charged a sales load.

The LLC Agreement is annexed as Appendix A to this prospectus and each new investor will be bound by all of its terms by executing the investor certification form included as Appendix B to this prospectus.

Additional Sales

From time to time, the Fund may sell additional Interests to Qualified Investors.  In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.  The minimum additional investment in the Fund is $ 50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.

GENERAL INFORMATION

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law.  Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, and to repay any funds wrongfully distributed to the investor.  However, the Adviser may require an investor to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the investor's Interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Fund Organization

The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund (formerly, UBS Credit & Recovery Fund, L.L.C.), was formed as a limited liability company under the laws of the State of Delaware on April 30, 2002, and commenced operations on August 1, 2002.  The Fund's address is c/o UBS Alternative and Quantitative Investments LLC, 677 Washington Boulevard, Stamford, Connecticut 06901 and its telephone number is (888) 793-8637.

TABLE OF CONTENTS OF THE SAI

Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF INTERESTS	11

DIRECTORS	12

CODE OF ETHICS	20

PROXY VOTING POLICIES AND PROCEDURES	20

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	22

CONFLICTS OF INTEREST	25

TAX ASPECTS	28

ERISA CONSIDERATIONS	51

BROKERAGE	53

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	53

CUSTODIAN	54

SUMMARY OF LLC AGREEMENT	54

FINANCIAL STATEMENTS	56

O'CONNOR FUND OF FUNDS:  LONG/SHORT CREDIT STRATEGIES LLC

Limited Liability Company Interests
______________________________

PROSPECTUS

                    , 2011
______________________________

UBS FINANCIAL SERVICES INC.

______________________________

APPENDIX A

LIMITED LIABILITY COMPANY AGREEMENT OF
UBS PW CREDIT & RECOVERY FUND, L.L.C.

THIS LIMITED LIABILITY COMPANY AGREEMENT of UBS PW CREDIT & RECOVERY FUND, L.L.C. (the "Fund") is dated and effective as of May 9, 2002 by and among the Organizational Member, PW Fund Advisor, L.L.C., as Manager and PWAdmin, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of April 30, 2002 and filed with the Secretary of State of the State of Delaware on April 30, 2002;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

Administration Fee means the fee paid to PWAdmin out of the Fund's assets, and debited against Members' Capital Accounts, for PWAdmin Services.

Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate means affiliated person as such term is defined in the 1940 Act.

Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

Board means the Board of Directors established pursuant to Section 2.6 hereof.

Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

Capital Percentage means a percentage established for each Member as of each Expense Allocation Date.  The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date.  The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date means the first date on or as of which a Member other than the Organizational Member, PWAdmin or the Manager is admitted to the Fund.

Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board.  Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)
any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period.  The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.  The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Manager or any other insurance policy, the benefits of which are payable to the Fund.

Interest means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

Investment Management Agreement means the investment advisory agreement entered into between the Manager and the Fund, as from time to time in effect.

Investment Management Fee means the fee paid to the Manager out of the Fund's assets in accordance with the Investment Management Agreement.

Manager means PW Fund Advisor, L.L.C. or any successor investment manager to the Fund, in its capacity as investment manager under the Investment Management Agreement.  The Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Member means any person who shall have been admitted to the Fund as a member until the Fund repurchases the entire Interest of such person pursuant to Section 4.5 hereof or such person otherwise ceases to be a member of the Fund or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund.  For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)
any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.10 hereof.

1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

Organizational Member means the person executing this Agreement in such capacity.

person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

PWAdmin means PW Fund Advisor, L.L.C. or any successor thereto which has executed a counterpart to this Agreement, in its administrative capacity under the agreement contemplated by Section 3.8(a) hereof.  PWAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

PWAdmin Services means such administrative services as PWAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

Subadvisers means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund's assets directly or through a separate managed account.

Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1           Formation of Limited Liability Company.

The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2           Name.

The name of the Fund shall be "UBS PW Credit & Recovery Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.  The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3           Principal and Registered Office.

The Fund shall have its principal office at the principal office of PWAdmin, or at such other place designated from time to time by the Board.

The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4           Duration.

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           Business of the Fund.

(a)           The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise.  Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers.  PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of PWAdmin be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

(b)           The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6           The Board.

(a)           The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors to serve as Directors on the initial Board.  The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director.  The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

(b)           Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof.  If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members.  The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

(c)           If no Director remains, PWAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           Members.

The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine.  Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  The Board, in its absolute discretion, may reject applications for the purchase of Interests in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.  Each of PWAdmin and the Organizational Member hereby is admitted as a Member on the date hereof.

2.8           Organizational Member.

Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

2.9           Both Directors and Members.

A person may at the same time be a Director and a Member or the Adviser and a Member, in which event such person's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.10           Limited Liability.

Except as otherwise provided under applicable law, none of the Members, Directors, PWAdmin nor the Manager shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund and other payments pursuant to this Agreement and to repay any funds wrongfully distributed to such Member.  Notwithstanding any other provision of this Agreement, PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by PWAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under the Delaware Act.

ARTICLE III

MANAGEMENT

3.1           Management and Control.

(a)           Except to the extent otherwise delegated to the Adviser and PWAdmin, management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act.  During any period in which the Fund shall have no Directors, the Manager shall continue to serve as investment adviser to the Fund and PWAdmin shall continue to provide the PWAdmin Services to the Fund.

(b)           Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund.  The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

(d)           The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2           Actions by the Board.

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Chairman who shall preside at all meetings.  Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine.  Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Directors then in office shall constitute a quorum at any meeting.

(c)           The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund.

3.3           Meetings of Members.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Except as otherwise provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board or, to the extent applicable, PWAdmin shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.1  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
_______________________

1	Effective May 18, 2005, the quorum requirement was reduced to one-third of the total number of votes eligible to be cast.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest.  The Board or, to the extent applicable, PWAdmin shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4           Custody of Assets of the Fund.

The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5           Other Activities of Members (Including PWAdmin), Directors and the Manager.

(a)           None of the Directors, officers of the Fund, PWAdmin nor the Manager shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

(b)           PWAdmin and any Member, officer of the Fund, Director or the Manager, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member shall have any rights in or to such activities of PWAdmin or any other Member, officer of the Fund, Director, the Manager or Affiliates of any of them, or any profits derived therefrom.

3.6           Duty of Care.

(a)           The Directors, officers of the Fund, PWAdmin, including any officer, director, member, partner, principal, employee or agent of PWAdmin, and the Manager, including any officer, director, member, principal, employee or agent of the Manager and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

3.7           Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), officer of the Fund, the Manager and PWAdmin (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Manager or PWAdmin or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or PWAdmin or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Manager or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by PWAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, Director, PWAdmin, the Manager or other person.

3.8           Fees, Expenses and Reimbursement.

(a)           So long as PWAdmin (or its affiliates) provides PWAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

(b)           So long as the Investment Management Agreement shall remain in full force and effect, the Fund shall pay the Manager the Investment Management Fee.

(c)           The Board may cause the Fund to compensate each Director for his or her services hereunder.  In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(d)           The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager pursuant to the Investment Management Agreement or by PWAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.  Expenses to be borne by the Fund include, but are not limited to, the following:

(1)
all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and expenses from investments in Investment Funds;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable Federal or state laws;

(3)
the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Manager, PWAdmin or the Directors;

(6)
all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)
all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolios, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	fees of custodians and other persons providing administrative services to the Fund; and

(11)	such other types of expenses as may be approved from time to time by the Board.

The Manager and PWAdmin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

(e)           The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

3.9           Liabilities and Duties.

To the extent that, at law or in equity, a Member, officer of the Fund or Director or other person has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to a Member, officer of the Fund or a Director, any such Member, officer of the Fund, Director or other person acting under this Agreement shall not be liable to the Fund or to a Member, officer of the Fund or a Director for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, an officer of the Fund, a Director or other person otherwise existing at law or in equity, are agreed to replace such other duties and liabilities of such Member, officer of the Fund, Director or other person.

ARTICLE IV

TERMINATION OF STATUS OF MANAGER AND DIRECTORS;
TRANSFERS AND REPURCHASES

4.1           Termination of Status of the Manager.

The status of the Manager as a Member shall terminate if the Investment Management Agreement with the Manager terminates and the Fund does not enter into a new Investment Management Agreement with such person, effective as of the date of such termination.

4.2           Termination of Status of a Director.

The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

4.3           Removal of the Directors.

Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

4.4           Transfer of Interests of Members.

(a)           An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion).  If any transferee does not meet such investor eligibility requirements established by the Fund from time to time, the Fund reserves the right to redeem its Interest pursuant to Section 4.5.  If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor.  Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member.  The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement.  Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

(b)           Each transferring Member shall indemnify and hold harmless the Fund, the Directors, officers of the Fund, PWAdmin, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5           Repurchase of Interests.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof.  The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders.  In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

(b)           The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)
such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)
ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)
continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, PWAdmin, the Manager or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

(c)           Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value.  All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof.  The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

ARTICLE V

CAPITAL

5.1           Contributions to Capital.

(a)           The minimum initial contribution of each Member (other than PWAdmin and the Manager) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

(b)           The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

(c)           Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution.  The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due.  The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

5.2           Rights of Members to Capital.

No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  Except as provided in Section 2.10 hereof, no Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3           Capital Accounts.

(a)           The Fund shall maintain a separate Capital Account for each Member.

(b)           Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

(c)           Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

(d)           Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

(e)           If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

5.4           Allocation of Net Profit and Loss.

As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

5.5           Allocation of Insurance Premiums and Proceeds.

(a)           Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

(b)           Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

5.6           Allocation of Certain Withholding Taxes and Other Expenditures.

(a)           If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess.  The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b)           Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items.  Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.7           Reserves.

(a)           Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to PWAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate.  The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

(b)           If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

(c)           If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.8           Tax Allocations.

For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof).  Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

If the Fund realizes capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such gain or loss to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

5.9           Distributions.

(a)           The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages.  Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

(b)           The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law.  For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

(c)           Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

5.10           Allocation of Organizational Expenses.

(a)           As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

(b)           As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.10 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1           Dissolution.

(a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)
upon the determination of the Members not to continue the business of the Fund at a meeting called by PWAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)
upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Manager to dissolve the Fund;

(5)	upon termination of the Investment Management Agreement; or

(6)	as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof.  The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)
the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1           Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

(b)           After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to one or more Members such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)           Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund.  No act of the Fund, the Manager, PWAdmin or any other person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

7.2           Determinations By the Board.

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by PWAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3           Valuation of Assets.

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act.  Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds.  Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1           Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) PWAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

(b)           Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

(c)           By way of example only, the Board or PWAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; or

(3)
amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

(d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)
all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3           Notices.

Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund).  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5           Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6           Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), to the fullest extent permitted by law.  The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7           Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, PWAdmin, the Manager, officers of the Fund, Directors and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.7).

8.8           Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9           Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10           Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11           Confidentiality.

(a)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(b)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

(c)           Notwithstanding anything to the contrary in this Agreement, the Board or PWAdmin shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board or PWAdmin reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or PWAdmin in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12           Certification of Non-Foreign Status.

Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status.  Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.13           Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14           Entire Agreement.

This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members.  The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

8.15           Discretion.

Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard.

8.16           Counterparts.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

8.17           Tax Matters Partner.

PWAdmin hereby is designated as the "tax matters partner" under the Code for the Fund.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES A-28-A-29 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES A-30-A-31.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ Meyer Feldberg
Meyer Feldberg, Director

/s/ George W. Gowen
George W. Gowen, Director

/s/ Stephen H. Penman
Stephen H. Penman, Director

SCHEDULE I

Directors

Name and Address

Meyer Feldberg c/o UBS Financial Services Inc. 1285 Avenue of the Americas New York, New York 10019

George W. Gowen c/o UBS Financial Services Inc. 1285 Avenue of the Americas New York, New York 10019

Stephen H. Penman c/o UBS Financial Services Inc. 1285 Avenue of the Americas New York, New York 10019

AMENDMENT TO
UBS CREDIT RECOVERY FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDMENT, dated as of April 11, 2008 (this "Amendment"), is made pursuant to Section 8.1(a)(i) of the Limited Liability Company Agreement dated as of May 9, 2002 (as previously amended, the "Agreement"), of UBS Credit Recovery Fund, L.L.C. (the "Fund").

WHEREAS, a certificate of formation of the Fund, a limited liability company under the laws of the State of Delaware, was filed with the Delaware Secretary of State on April 30, 2002.

WHEREAS, an amendment to the certificate of formation was filed with the Delaware Secretary of State on May 24, 2002 changing the name of the Fund from "UBS PW Credit Opportunities Fund, L.L.C." to "UBS PW Credit & Recovery Fund, L.L.C."

WHEREAS, an amendment to the certificate of formation was filed with the Delaware Secretary of State on June 10, 2003 changing the name of the Fund from "UBS PW Credit & Recovery Fund, L.L.C." to "UBS Credit & Recovery Fund, L.L.C."

WHEREAS, an amendment to the certificate of formation was filed with the Delaware Secretary of State on February 20, 2007 changing the name of the Fund from "UBS Credit & Recovery Fund, L.L.C." to "UBS Credit Recovery Fund, L.L.C. "

WHEREAS, at a meeting held on February 26, 2008, the Directors approved the amendment of certain provisions of the Agreement, as set forth herein.

NOW, THEREFORE, the Directors hereby agree as follows:

SECTION 1.  Amendments.  The Agreement shall be amended as follows:

1.1           Section 5.8 shall be deleted in its entirety and replaced with the following:

"Section 5.8 Tax Allocations.

For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account(s) for the current and prior Fiscal Year (or relevant portions thereof).  Allocations under this Section 5.8 shall be made pursuant to the principles of Section 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Regulations Section 1.704-1(b)(2)(ii)(d).

If the Fund realizes ordinary income and/or capital gains (including short-term capital gains) for Federal income tax purposes (collectively, "income"), or deductions, ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes (collectively, "losses") for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such income or losses to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code)."

1.2           Article 1 shall be amended with respect to the following definitions:

(1)           The definition of "Administration Fee" shall be amended to replace all references to "PW Admin" with "UBSAdmin" and to replace all references to "PW Admin Services" with "UBSAdmin Services."

(2)           The definition of "Closing Date" shall be amended to replace "PW Admin" with "UBSAdmin."

(3)           The definition of "Manager" shall be amended to replace "PW Fund Adviser, L.L.C." with "UBS Fund Advisor, L.L.C."

(4)           The definition of "Management Fee" shall be amended to replace all references to "PW Admin" with "UBSAdmin" and to replace all references to "PW Admin Services" with "UBSAdmin Services."

(5)           The definition of "PW Admin" shall be deleted in its entirety.

(6)           The definition of "PW Admin Services" shall be deleted in its entirety.

(7)           The following definitions shall be inserted immediately after the definition of "Transfer":

"UBSAdmin means UBS Fund Adviser L.L.C., or any successor thereto.  UBSAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act.  UBSAdmin shall also constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest."

"UBSAdmin Services means such administrative services as UBSAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof."

1.3           Articles II-VIII shall be amended by replacing all references to "PW Admin" with "UBSAdmin," and by replacing all references to "PW Admin Services" with "UBSAdmin Services" throughout.

SECTION 2.                      Continued Effect.  Except as expressly amended in Section 1, the Agreement shall continue in full force and effect without change.

IN WITNESS WHEREOF, this Amendment has been executed as of the date written above.

UBS FUND ADVISOR, L.L.C.,
as attorney-in-fact

By:	/s/ Robert Aufenanger
Name: Robert Aufenanger
Title: Principal Accounting Officer

Appendix B

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN O'CONNOR FUND OF FUNDS:  LONG/SHORT CREDIT STRATEGIES LLC PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.  Please promptly return a completed Investor Certification to your Financial Advisor.  This Investor Certification must be received FOUR BUSINESS DAYS prior to month's end in order to invest in the Fund's next monthly closing.

O'CONNOR FUND OF FUNDS:  LONG/SHORT CREDIT STRATEGIES LLC INVESTOR CERTIFICATION

This Certificate relates to a potential investment in O'Connor Fund of Funds:  Long/Short Credit Strategies LLC(the "Fund").

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read Fund's prospectus dated              , 2011 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Limited Liability Company Agreement (the "Agreement") and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Interest and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.  I understand that my UBS Financial Services Inc. ("UBSFS") Financial Advisor will receive substantial compensation with respect to clients that have invested in the Fund for as long as such clients remain invested in the Fund.  I agree to keep confidential any information disclosed by a UBSFS Financial Advisor, except that I may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.  I may be subject to a placement fee charged by my UBSFS Financial Advisor of up to 2% of my subscription amount (including any additional subscriptions) , which will not constitute assets of the Fund, but will be payable by in addition to my subscription amount.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBS Financial Services, Inc., the Adviser, the Directors, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

By signing below, I confirm that, as of the date of my investment and as of this date, the investment objective and risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute and agree to be bound by the terms of the Agreement, including the pre-dispute arbitration clause in Section 8.6 and its Power of Attorney provisions, a form of which is set forth in Appendix A to the Prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

☐	Please check this box if this is an additional investment in the Fund.	Investor Signature:_____________________ Date:__________
Investment Amount: ___________________________________		Print Investor Name: _________________________
UBS Account Number: ☐☐ ☐☐☐☐☐ ☐☐	SSN/TAX ID Number: ☐☐☐ ☐☐ ☐☐☐☐

For Financial Advisors and Branch Managers Only:
Investor Suitability:  With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and
(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any  other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b)  the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; and (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund.

Will this investment result in the client holding more than 30% of his/her net worth as evidenced on CAI in Alternative Investments? ☐ YES ☐ NO
Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.
FA Signature: _________________________ FA Name: ____________________ Division: ________ Date: ___________ Tel #: ______________
Financial Advisors must reconcile the information listed on this certification with the client's account records, including updating the client's net worth, objectives and any other relevant information.

Branch Manager Signature:  I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature: _________________________________ BOM Name: ______________________________Date**: _______________
** The CAI information must be up-to-date prior to submission of this form.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities.  For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 17, 2011

STATEMENT OF ADDITIONAL INFORMATION

O'CONNOR FUND OF FUNDS:  LONG/SHORT CREDIT STRATEGIES LLC

677 Washington Boulevard
Stamford, Connecticut 06901
(203) 719-1850
toll-free (888) 793-8637
—————————
           , 2011
—————————

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of O'Connor Fund of Funds:  Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.), dated             , 2011.  A copy of the Fund's prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the prospectus.

ADDITIONAL INVESTMENT POLICIES

The investment objective and investment policies of O'Connor Fund of Funds:  Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.) (the "Fund"), as well as the principal risks associated with the Fund's investment program, are set forth in the prospectus.  Capitalized terms used but not defined herein, have the meanings assigned to them in the Fund's prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below.  For the purposes of this statement of additional information ("SAI"), "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less.  The Fund may not:

●	Issue senior securities, including by borrowing money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act").

●
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

●
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

●
Purchase, hold or deal in real estate, except that the Subadvisers may invest in real estate and securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

●
Invest in commodities or commodity contracts, except that the Subadvisers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may enter into swaps or other hybrid instruments.

●
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the Investment Funds are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.  The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

With respect to these investment restrictions, and other policies described in this SAI, the Fund will look through the Investment Funds managed by Subadvisers to their underlying securities, and the Adviser will be limited in the same manner as a Subadviser would be in respect of these investment restrictions.  If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include:  short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities.

General.  Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs").  Foreign securities markets generally are not as developed or efficient as those in the United States and generally are subject to less government supervision and regulation.  In addition, less information may be available regarding foreign securities and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the prospectus under "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund's foreign currency denominated portfolio securities irrespective of the underlying investment.  The Investment Funds may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security.  This technique would allow an Investment Manager to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's investment portfolio.  See "—Special Investment Techniques."

Some Investment Funds in which the Adviser intends to invest may be denominated in foreign currencies.  While not required to do so, the Adviser may attempt to hedge against risks associated with investments in foreign currency.  There can be no assurance that such hedging transactions, even if undertaken, will be effective.  The risks and techniques used to hedge against those risks are substantially the same as those described in respect of "Foreign Securities" and "Foreign Currency Transactions."

Foreign Currency Transactions.  An Investment Manager may engage in foreign currency transactions for a variety of purposes, including for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange.  The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments.  An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S.  Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund.  Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

Investment Managers and the Fund may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Investment Managers and the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  There can be no assurance that these techniques will be successful.

Derivatives.  Derivatives contracts ("Derivatives") are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager of the Fund invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if the Investment Manager's or the Fund's Derivatives were poorly correlated with its other investments, or if the Investment Manager or the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Investment Managers and the Fund may invest in options and futures contracts.  They also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options also may be illiquid and, in such cases, it may be difficult to close out a position.  Over-the-counter options also may include options on baskets of specific securities.

Call and put options also may be purchased and sold in respect of specific securities, and may include covered or uncovered call and put options.  A covered call option, which is a call option with respect to which an investor owns the underlying security, that is sold exposes the investor during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option, which is a put option with respect to which an investor has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold exposes the investor during the term of the option to a decline in price of the underlying security while depriving it of the opportunity to invest the segregated assets.

An Investment Manager or the Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security.  A profit or loss will be realized if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Investment Manager or the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should it deem it advantageous to do so.

Investment Managers and the Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Investment Managers and the Fund may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers and the Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers and the Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes. Investment Managers and the Fund may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers and the Fund may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate swap agreements on behalf of the Investment Funds.  In addition, the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

Equity Swaps.  An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

Equity Index Swaps.  Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.  Investment Managers may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest Rate Swaps.  Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps.  In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Most swap agreements would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Investment Fund's or the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make.  If the other party to a swap defaults, a party's risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment.  In addition, if UBS Alternative and Quantitative Investments LLC (the "Adviser") or an Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or an Investment Fund may be adversely affected.

There can be no assurance that the Fund's indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Lending Portfolio Securities

Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty.  The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward commitment basis will not honor its purchase obligation.  In such cases, the Fund may incur a loss.

Purchases of Non-Voting Securities

In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds.  For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund's voting securities.

Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class:  namely, a security that affords the Fund, and each subsequent holder, no legal right to vote.  This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders.  The agreement would grant the Investment Fund the right to enjoin any holder from voting.  The agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights.  When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients.  The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the Investment Company Act.  The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds.  The Fund has not established specific written procedures memorializing this process.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

●
such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

●
ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●
continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

●	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

●	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor.

Transfers of Interests

No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership.  By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed investor certification.

Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement.  If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor.  Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer.  If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all of the Independent Directors (as defined below)) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Directors not be "interested persons" (as defined in the Investment Company Act) of the Fund and, as such, not be affiliated with the Adviser ("Independent Directors").  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, three of the Fund's four Directors are Independent Directors.

The Independent Directors exercised their informed business judgment to appoint Meyer Feldberg to serve as Chairman  of the Board.  Mr. Feldberg is not affiliated with the Adviser, UBS Financial Services, Inc. ("UBS Financial Services") or their affiliates, but is treated as an interested person of the Fund solely as a consequence of his affiliation with a broker-dealer with which the funds advised by the Adviser may do business.  The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and without designating a lead Independent Director, and that a key factor for assuring they are in a position to do so is that all of the Directors are independent of management and that three of the Fund's four Directors are not interested persons of the Fund.  In addition, Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.  The Fund's Directors, including its three Independent Directors, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  As a result, the Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information About Each Director's Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (81) c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller.	12	None
Stephen H. Penman (64) c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	12	None
Virginia G. Breen (46) c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since January 2008	General Partner of Sienna Ventures; General Partner of Blue Rock Capital.	12	Director of: Modus Link, Inc.; Excelsior Absolute Return Fund of Funds, L.L.C.; Excelsior Buyout Investors, L.L.C.; Excelsior LaSalle Property Fund, Inc; UST Global Private Markets Fund, L.L.C.
INTERESTED DIRECTOR
Meyer Feldberg (68)3 c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	59	Director of: Primedia, Inc.; Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (44) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS Alternative and Quantitative Investments LLC since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS Alternative and Quantitative Investments LLC.	N/A	N/A
Robert F. Aufenanger (57) c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since May 1, 2007
Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010.  Prior to October 2010, Executive Director of UBS Alternative Investments US from April 2007 to October 2010.  Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 to 2007.

			N/A	N/A
Frank S. Pluchino (51) c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005
Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010.  Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.
			N/A	N/A
______________________________________

1	The Fund commenced operations on August 1, 2002.

2	Of the 59 funds/portfolios in the complex, 47 are advised by an affiliate of the Adviser and 12 comprise the registered alternative investment funds advised by UBS A&Q.

3
Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business.  Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Director possesses.  The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness.  However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

●
Virginia G. Breen – Ms. Breen was an Investment Analyst with DLJ's Investment Banking Group from 1987 to 1988, and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard.  Ms. Breen then worked with the Sprout Group, the venture capital affiliate of Credit Suisse First Boston from 1988 to 1995, where she rose to the position of Vice President.  Since August 1995, Ms. Breen has been General Partner of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invests in information technology and service businesses.  Since 2002, Ms. Breen has also been a General Partner with Sienna Ventures, a venture capital firm that invests in information technology and service businesses.  Ms. Breen received her M.B.A. with Highest Honors from Columbia University and her undergraduate degree in Computer Science with Electrical Engineering from Harvard College.

●
Meyer Feldberg – Mr. Feldberg has been Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School at Columbia University since June 2004.  Prior to that time, he served as the Dean of the Columbia Business School at Columbia University from 1989 to June 2004.  He is currently serving as a Senior Advisor at Morgan Stanley.  In 2007, New York City Mayor Michael Bloomberg appointed Mr. Feldberg as the President of New York City Global Partners, an office in the Mayor's office that manages the relationships between New York City and other global cities around the world.  Mr. Feldberg has had more than 30 years' experience in higher education.  Before becoming the Dean of the Columbia Business School, he was Dean of the University of Cape Town's Graduate School of Business (1972-1979), Director of Executive Education and Associate Dean at Northwestern University's J.L. Kellogg Graduate School of Management (1979-1981), Dean of Tulane University's A.B. Freeman School of Business (1981-1986) and President of the Illinois Institute of Technology (1986-1989).  Mr. Feldberg received his B.A. from the University of Witwatersrand, his M.B.A. from Columbia Business School in 1965 and his Ph.D. from the University of Cape Town.

●
George W. Gowen – Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller LLP and practices in the firm's corporate, trusts and estates and charitable institutions groups.  He represents individuals and has served on the boards of investment and manufacturing companies, as counsel to leading sports organizations, on United Nations Commissions and as chief executive of environmental and humane organizations.  Mr. Gowen received his B.A. from Princeton University and his J.D. from the University of Virginia.

●
Stephen H. Penman – Mr. Penman is the George O. May Professor in the Graduate School of Business, Columbia University.  He also serves as Co-Director of the Center for Excellence in Accounting and Security Analysis at Columbia University.  Prior to his appointment at Columbia in 1999, he was the L.H. Penney Professor in the Walter A. Haas School of Business at the University of California at Berkeley.  From 1990-95 Mr. Penman served as Chairman of the Professional Accounting Program and Chairman of the Accounting Faculty at Berkeley where he initiated and chaired the Haas School's Annual Conference on Financial Reporting.  He has served as a Visiting Professor at Columbia University and the London Business School, and as the Jan Wallander Visiting Professor at the Stockholm School of Economics.  Mr. Penman's research is concerned with the valuation of equity and the role of accounting information in security analysis.  He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences.  In 1991, he was awarded the notable Contribution to Accounting Literature Award by the American Accounting Association and the American Institute of Certified Public Accountants, and in 2002 was awarded the American Accounting Association and Deloitte & Touche Wildman Medal for his book, Financial Statement Analysis and Security Valuation.  He is editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review.  Mr. Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago.  In 2009, he was awarded an Honorary Doctorate by the Stockholm School of Economics.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Director has prepared them to be effective Directors.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Directors serve on the Board for terms of indefinite duration.  A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.  A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors.  In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors.  The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving.  If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are Virginia G. Breen, George W. Gowen and Stephen H. Penman, constituting all of the Independent Directors of the Fund.  Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements, and (3) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm.  The Audit Committee met [twice] during the fiscal year ended December 31, 2010.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.  The Nominating Committee [did not meet] during the fiscal year ended December 31, 2010.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2010.  The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in Fund Complex
Virginia G. Breen	None	None
Meyer Feldberg	None	$50,001-$100,000
George W. Gowen	None	None
Stephen H. Penman	None	None

As of December 31, 2010, none of the Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund For the Fiscal Ended December 31, 2010	Total Compensation from Fund and Fund Complex Paid to Board Members For the Fiscal Year Ended December 31, 2010

Virginia G. Breen	$	$ (12)*
Director

Meyer Feldberg**	$	$ (59)*
Chairman and Director

George W. Gowen	$	$ (12)*
Director

Stephen H. Penman	$	$ (12)*
Director

*
Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Directors served as of December 31, 2010.  Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of the Adviser, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

**	Interested Director.

The Directors will each be paid by the Fund an annual retainer of $8,250, per meeting fees of $1,250, and $500 in the case of telephonic meetings.  In addition, the Chairman of the Board and the Chairman of the Audit Committee each will receive an additional annual fee of $20,000, split equally among the registered alternative investment funds advised by UBS A&Q, including the Fund.  All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Fund, the Adviser and UBS Financial Services each have adopted, and any Subadviser will adopt, a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund.  The Fund may invest a majority of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

●	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

●
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

●	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

●
The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

●
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

●	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

●
If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

	●	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from Fund's Board of Directors before voting;

	●	engaging another party on behalf of the client to vote the proxy on its behalf;

	●	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

	●	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

●	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (203) 719-1850 or toll-free at (888) 793-8637, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment management agreement entered into between the Fund and the Adviser, dated as of May 9, 2002 (the "Investment Management Agreement").  The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the Investment Company Act.  The Adviser will perform its duties subject to any policies established by the Directors.

The Adviser was formed as a Delaware limited liability company on March 16, 2004, is a direct wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Advisers Act.

The Adviser's offices are located at 677 Washington Boulevard, Stamford, Connecticut 06901, and the Adviser's telephone number is (888) 793-8637.  BNY Mellon Investment Servicing (US) Inc., the Fund's administrator (the "Administrator"), maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 400 Bellevue Parkway, Wilmington, DE 19809, or at such other place as designated by the Adviser.

The Investment Management Agreement was initially approved by the Board, including each Independent Director, on May 9, 2002, and by vote of investors holding interests in the Fund on May 9, 2002.  The Investment Management Agreement continues automatically for successive one-year periods, if its continuance is approved annually by the Board, including a majority of the Independent Directors.  The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Fund.  The Investment Management Agreement will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence of its obligations to the Fund, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund.  The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser, or any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence of its obligations to the Fund.

During the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 the Fund paid $[_______], $6,985,487 and $10,386,882, respectively, to the Adviser pursuant to the Investment Management Agreement.

The Administrator

During the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 the Fund paid $[_______], $1,445,273 and $2,149,297, respectively, to the Administrator pursuant to the Administration Agreement.

Portfolio Management

The Fund's portfolio managers (the "Portfolio Managers") manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser.  In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that a Portfolio Manager has an investment in accounts other than the Fund.  The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager's compensation.

The Adviser's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines.  Furthermore, senior investment and business personnel at UBS Financial Services periodically review the performance of the Portfolio Managers.

The Portfolio Managers' compensation is comprised primarily of a fixed salary and a discretionary bonus paid by UBS Financial Services or its affiliates and not by the Fund.  A portion of the discretionary bonus may be paid in shares of stock or stock options of UBS AG, the ultimate parent company of the Adviser, subject to certain vesting periods.  The amount of a Portfolio Manager's discretionary bonus, and the portion to be paid in shares or stock options of UBS AG, is determined by senior officers of UBS Financial Services.  In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor.  These factors may include: the overall performance of UBS Financial Services and the Alternative Investments group;  the overall performance of UBS AG; the profitability to UBS Financial Services derived from the management of the Fund and the other accounts managed by the Alternative Investments group; the absolute performance of the Fund and such other accounts for the preceding year;  contributions by the Portfolio Manager to assisting in managing the Alternative Investments group; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues.  The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.

Norman E. Sienko, Jr.
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

5	$1,114,210,987	5	$384,425,700	0	N/A

Russell Sinder
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

5	$1,114,210,987	5	$384,425,700	0	N/A

Joseph M. Sciortino
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

5	$1,114,210,987	5	$384,425,700	0	N/A

Matthew Woodbury
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

5	$1,114,210,987	5	$384,425,700	0	N/A

(1) Of these accounts, 3 accounts with total assets of approximately $489,525,737 charge performance-based advisory fees.

(2) Of these accounts, 3 accounts with total assets of approximately $119,016,690 charge performance-based advisory fees.

None of the Fund's Portfolio Managers beneficially owns any interests in the Fund.

CONFLICTS OF INTEREST

The Adviser

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees, acting for their own accounts or those of Adviser Clients, may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an Investment Fund.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser may place separate transactions for one or more Adviser Clients which may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

UBS Financial Services acts as the principal placement agent for the Fund, without special compensation from the Fund.  The Adviser and this placement agent intend to compensate the placement agent's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund interests being purchased.  See "Capital Accounts" and "Plan of Distribution," each in the Fund's prospectus.

UBS Financial Services or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans,  UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Pertaining to Subadvisers

To the extent Subadvisers are engaged to manage the Fund's assets, the following potential conflicts of interest also may be relevant:

Participation in Investment Opportunities.  Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for its Investment Manager Accounts.  Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts.  There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets.  There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser is expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment strategy of the particular entity or account.  Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time.  In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund.  Accordingly, prospective investors should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades.  However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts.  These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.  In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.  See "—Other Matters."

Each Investment Manager, whether or not it is acting as a Subadviser, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

Other Matters.  Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund.  However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account.  These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day.  Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor.  The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).  Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

To ensure compliance with requirements imposed by the Service in Circular 230, you are hereby informed that (i) any tax advice contained in this SAI or the prospectus (including any opinion of counsel referred to in this SAI or the prospectus) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the prospectus (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.  Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Fund.  The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof.  Interests in the Fund are not traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof.  The Fund is not eligible for any of those safe harbors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof.  Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations.  Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an Investment Fund.

As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax.  For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year.  Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly.  Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

Allocation of Profits and Losses.  Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes.  The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

The Fund may invest in Investment Funds that have taxable years that differ from the Fund's net taxable year.  This may result in a mismatching between the Fund's capital appreciation or depreciation for a fiscal period attributable to such Investment Funds, and the amount of taxable income or loss actually recognized by the Fund for such fiscal period attributable to such Investment Funds.  This mismatch may cause entering or withdrawing investors to be allocated more or less ordinary income or capital gain for income tax purposes than would be the case if such Investment Funds and the Fund had the same taxable year.

The Adviser has the discretion to allocate specially an amount of the Fund's capital gains or losses, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its interest in the Fund.  There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation.  If a special allocation of gain were successfully challenged by the Service, the Fund's gains allocable to the remaining investors would be increased.

Tax Elections; Returns; Tax Audits.  The Code provides for optional adjustments to the basis of partnership property under Code Section 734 in connection with distributions of partnership property to a partner and under Code Section 743 in connection with transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754.  Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election.  Any such election, once made, cannot be revoked without the Service's consent.  The actual effect of any such election may depend on whether any Investment Fund also makes such an election.  As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

A downward adjustment to the basis of partnership property under Code Section 734 is required in the case of a distribution of cash or property by a partnership to a partner with respect to which there is a "substantial basis reduction."  A substantial basis reduction occurs in connection with a distribution of cash or property by a partnership to a partner if the distribution would result in a downward adjustment of more than $250,000 to the basis of partnership property under Code Section 734 if an election under Code Section 754 were in effect.  For example, a substantial basis reduction will occur, and, accordingly, the Fund will be required to reduce the basis of its property, if an investor recognizes a loss in an amount greater than $250,000 upon the tender of its entire Interest in the Fund for repurchase.  The Code further provides generally for mandatory downward adjustments to the basis of partnership property under Code Section 743 in the case of a transfer of a partnership interest if the partnership has a "substantial built-in loss" immediately after such transfer.  A substantial built-in loss exists if the partnership's adjusted basis in its property exceeds the fair market value of the property by more than $250,000.  An "electing investment partnership" is not treated as having a substantial built-in loss, and thus is not required to make basis adjustments to partnership property under Code Section 743, in the case of a transfer of a partnership interest.  The Fund does not anticipate that it will qualify as an electing investment partnership and can provide no assurance as to whether any given Investment Fund will qualify as an electing investment partnership.  To implement the above described mandatory basis adjustments, the Fund may request an investor in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interests.

The Adviser decides how to report the Fund's tax items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors.  The Adviser is designated as the Fund's "Tax Matters Partner" in the LLC Agreement.  As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors.  In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to the Fund's tax items.

Tax Consequences to a Withdrawing Investor

An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor (consisting of the initial cash payment and the principal payments under the notes) and such investor's adjusted tax basis in its Interest.  Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest.  A loss, if any, may be recognized only after the tendering investor has received full payment under the notes.  Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the investor's contributions to the Fund.  However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations.  For these purposes, unrealized receivables in respect of a withdrawing investor include, among other items, any market discount bonds or short-term obligations held by the Fund to the extent of the amounts which would be treated as ordinary income if such bonds or obligations had been sold by the Fund.  Further, a withdrawing investor may recognize some amount of ordinary income upon a withdrawal if the Fund, or an Investment Fund, makes an election to mark to market its assets under Section 475 of the Code.  See "Possible Mark-to-Market Election" below.

An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

As discussed above, the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest.  Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

A partner's receipt of a distribution of property from a partnership is generally not taxable.  However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii).  The Fund will determine at the appropriate time whether it qualifies as an "investment partnership."  Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

In General.  The Fund in its own right directly or through the Investment Funds expects to act as a trader, or investor or both, and not as a dealer, with respect to its securities transactions.  A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.  If, contrary to expectations, the Fund were to be characterized, for tax purposes, as a dealer (or should for other reasons be comparably treated), transactions which would otherwise qualify for capital gain or loss treatment (as discussed below) may result in ordinary income or loss.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses.  Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.  See "—Currency Fluctuations—"Section 988" Gains or Losses" and certain other transactions described below.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  In certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization.  Accordingly, the timing of the Fund's dispositions of its securities may be affected by factors beyond its control.  Further, the application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions, to "Section 1256 contracts," to certain hedge transactions and the marking to market of positions under Section 475 of the Code (See "—Possible "Mark-to-Market" Election" below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.  Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

Under the Code, the maximum ordinary income tax rate for individuals is 35%.  However, a legislative "sunset" provision will result in the top rate being restored to 39.6% in calendar year 2011.  Under the Code, however, certain dividend income recognized in taxable years beginning before January 1, 2011 will be taxable at a preferential maximum rate of 15%.

The maximum individual income tax rate for long-term capital gains is generally 15% for gains recognized before January 1, 2011 (and 20% for gains recognized thereafter), unless the taxpayer elects to be taxed at ordinary rates.  In any case, the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions, exemptions and/or credits.  See "—Limitation on Deductibility of Interest and Short Sale Expenses" below.  The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000.  Capital losses of an individual taxpayer generally may not be carried back but may be carried forward indefinitely.  For corporate taxpayers, the maximum income tax rate is 35%.  Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

The Fund may realize ordinary income from dividends, accruals of interest, original issue discount and market discount on, or with respect to, securities.  The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business.  Income or loss from transactions involving derivative instruments, such as swap transactions, also may constitute ordinary income or loss, and in certain cases, such income may be recognizable prior to the receipt of cash associated with such income.  In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, other swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate investor, may be subject to restrictions on their deductibility.  See "—Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures."  Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

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1           Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction.  The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

Modifications and Reorganization Exchanges of Debt Securities.  To the extent there is a "substantial modification" of a debt security held by the Fund, pursuant to a workout or otherwise, the Fund will be treated as exchanging the pre-modification debt security for a new debt security having the terms of the modified security.  The Fund generally will be required to recognize gain or loss upon the deemed exchange equal to the difference between the issue price of the post-modification instrument and the Fund's basis in the pre-modification debt security (which may have been purchased at a discount).  Further, in certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization.  At the time of either a taxable deemed exchange upon modification of a debt security or a taxable exchange of a debt security pursuant to a reorganization of the issuer of such security, however, the Fund may not have any cash receipts associated with any gains recognized upon the deemed exchange or reorganization.  Each Investor will be required to pay all applicable Federal and state income taxes with respect to its share of any such gains even though the Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors for such purpose.

Obligations with Original Issue Discount.  In many circumstances, the Fund through the Investment Funds will invest in debt securities that are issued with original issue discount ("OID").  A debt instrument has OID if the obligation's stated redemption price at maturity (which includes the principal amount of the obligation and, in certain cases, interest payable on the obligation) exceeds its issue price by more than a statutorily defined de minimis amount.  OID is includible in gross income as ordinary income as it accrues under a prescribed constant-yield method.  In general, OID will be includible in income in advance of the receipt of cash associated with that income.  To the extent the Fund or an Investment Fund purchases a debt instrument that was issued with OID for a price that exceeds the instrument's adjusted issue price (such excess being "acquisition premium"), it may offset its OID income inclusions with the acquisition premium as it is deemed to accrue over the life of the debt instrument.  It is unclear whether OID income accruals with respect to a debt instrument may be reduced if there is no reasonable expectation of collecting some or all of the cash associated with the OID income.  The OID rules do not provide for such an adjustment.

Obligations with Market Discount.  In many circumstances, the Fund will through the Investment Funds acquire Market Discount Obligations.  A debt security (excluding certain short-term obligations) generally will be treated as a Market Discount Obligation if its issue price exceeds the Investment Fund's purchase price for the debt security by more than a statutorily defined de minimis amount.  Accrued market discount is includible in income as ordinary income, but limited in any period to an amount equal to the principal payments received during that period on the obligation.  Further, any gain upon the disposition of a Market Discount Obligation will be treated as ordinary income to the extent of any previously untaxed accrued market discount.  Subject to special rules which may apply to Market Discount Obligations that receive principal payments prior to maturity, market discount accrues on a straight-line basis or, if the Fund so elects, on a constant-yield basis, over the remaining life of the obligation.

A holder of a Market Discount Obligation may be required to defer a portion of the interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Market Discount Obligation.  Alternatively, the holder will be exempt from the interest deduction deferral rules if it elects to include market discount in gross income as it accrues, without regard to the timing of principal payments.  The election to include market discount in income as it accrues applies to all Market Discount Obligations acquired during the year of the election and thereafter and may not be revoked without the consent of the Service.

Currency Fluctuations—"Section 988" Gains or Losses.  The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.  Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock.  However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss.  Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund through the Investment Funds may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies.  Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "—Section 1256 Contracts"), will not be subject to ordinary income or loss treatment under Section 988.  However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts.  In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation.  Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year.  The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year.  If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  Such gains and losses will be taxed under the general rules described above.  Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses.  See "—Currency Fluctuations—"Section 988" Gains or Losses."  If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years.  Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."  A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (See "—Certain Securities Futures Contracts").

Certain Securities Futures Contracts.  Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index.  Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer.  If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss.  Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

A "dealer securities futures contract" is treated as a Section 1256 Contract.  A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

Mixed Straddle Election.  The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle."  A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules generally require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account.  Daily accounts of net gains and net losses attributable to non-Section 1256 Contracts generally are characterized as short-term capital gain or loss, while daily accounts of net gains and net losses attributable to Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  At the end of a taxable year, annual net gains or net losses from the mixed straddle account(s) are recognized for tax purposes.  At such time, the daily accounts of net gains and net losses related to a particular mixed straddle account are netted, and then are further netted with the annual net gains and net losses from other mixed straddle accounts.  Notwithstanding the character rules set forth above, no more than 50% of the total annual net gains attributable to the mixed straddle accounts for a taxable year may be treated as long-term capital gain, and no more than 40% of the total annual net losses attributable to the mixed straddle accounts for a taxable year may be treated as short-term capital loss.  The mixed straddle account election is generally effective only for the taxable year for which the election is made.  Accordingly, the Fund may elect to make the mixed straddle election for certain taxable years and not for other taxable years.  The application of the Temporary Regulations' mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that any given mixed straddle account election by the Fund will be accepted by the Service.

Possible "Mark-to-Market" Election.  To the extent that an Investment Fund is directly engaged in a trade or business as a trader in "securities," it may elect under Section 475 of the Code to "mark-to-market" the securities held in connection with such trade or business.  Under such election, securities held by that Investment Fund, as the case may be, at the end of each taxable year will be treated as if they were sold for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss.  Moreover, even if an Investment Fund determines that its securities activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Investment Fund may not be able to mark-to-market its positions.

Short Sales/Constructive Sales.  Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year.  These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property.  Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale.  The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Constructive Ownership Transactions.  The Fund may indirectly gain exposure to Investment Funds and other "pass-thru" investment vehicles through the use of certain derivatives (including long positions in a notional principal contract, forward or futures contracts, the simultaneous holding of a call option and granting of a put option with substantially equal strike prices and maturity dates, and other similar derivatives that may be prescribed under future Treasury Regulations).  If the Fund enters into a derivative transaction of this kind, any long-term capital gain from the derivative will be recharacterized as ordinary income to the extent the gain exceeds the long-term capital gain the Fund would have realized had it held the relevant Investment Fund or pass-thru investment vehicle directly.  Further, the portion of the gain which is recharacterized as ordinary income will be treated as having accrued over the term of the relevant derivative such that an investor in the Fund, for a taxable year that such a derivative transaction is outstanding, may incur an interest charge with respect to any underpayment of tax that would have resulted had the ordinary income been included on the investor's tax return for such year.

Effect of Straddle Rules on Investors' Securities Positions.  The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes.  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  The application of the "straddle" rules in such a case could affect an investor's and/or the Fund's holding period for the securities involved and may defer the recognition of losses with respect to such securities.2

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2           The Fund will not generally be in a position to furnish to investors information regarding the securities positions of its Investment Funds which would permit an investor to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

Lending Portfolio Securities.  If the Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Fund will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Fund's risk of loss or opportunity for gain with respect to the loaned securities is not reduced.  Proposed Treasury regulations would require that the lending agreement be in writing and that the agreement be terminable by the Fund upon notice of not more than five business days.

The substitute payments received by the Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace.  Subject to special rules relating to substitute dividends on the stock of certain domestically-controlled regulated investment companies and real estate investment trusts, substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties.  Proposed Treasury regulations indicate that for other purposes the substitute payments shall be treated as a fee for the temporary use of property, and not as interest or dividend income.  Accordingly, for other purposes, including the dividends received deduction, the application of preferential rates applicable to certain dividends, and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends.  Nevertheless, any substitute payments made to the Fund enjoy the same general exemption from unrelated business taxable income as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower's obligation to furnish the Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

Limitation on Deductibility of Interest and Short Sale Expenses.  For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment").  Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses).  For this purpose, any long-term capital gain and any dividend income eligible for taxation at preferential rates are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary non-preferential income tax rates.

For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the Code) will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation.  In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund.  An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation.  The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund.  Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

As indicated earlier, under "Tax Treatment of Fund Investments—Obligations with Market Discount," limitations also may apply with respect to interest deductions on indebtedness of the Fund and/or the investor that is incurred or continued to purchase or carry a Market Discount Obligation.

Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures.  Investment expenses (e.g. investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.3  In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses.  Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.4  Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

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3           However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate.  The U.S. Supreme Court, on its own reasoning, recently upheld a decision of the Second Circuit which applied the 2% floor to a trust's investment advisory fees.  Investors that are trusts or estates should consult their tax advisers as to the applicability of the 2% floor to the investment expenses that are allocated to them, including the status and application of currently proposed Regulations, and Regulations that may be proposed or promulgated in the future in relation thereto.

4           Under the Code, the limitation on itemized deductions just described was reduced starting in calendar year 2006, was further reduced in subsequent years, and is completely eliminated in 2010.  However, a legislative "sunset" provision will result in this limitation on itemized deductions being fully restored in 2011.

The Fund's direct expenses will, and it is possible that some or all of the Fund's allocable share of each Investment Fund's expenses may, be investment expenses (rather than trade or business expenses) subject to the limitations described above.

Although the Fund intends to treat any allocable trade or business related expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not determine that some portion of such expenses should instead be properly characterized as investment expenses which are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer.  Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for sales loads or other placement fees paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

Application of Rules for Income and Losses from Passive Activities.  The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity.  Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund.  Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

Application of Basis and "At Risk" Limitations on Deductions.  The amount of any loss of the Fund that an investor is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund's taxable year in which such loss occurred.  Generally, an investor's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Fund's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such investor and (ii) such investor's distributive share of the Fund's realized losses and expenses.

Similarly, an investor in the Fund that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such investor has "at risk" with respect to its Interest at the end of the year.  The amount that an investor has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the investor on a non-recourse basis.

Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

"Phantom Income" from Certain Foreign Equity Investments.  As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" ("PFIC") provisions), investments, if any, by the Fund through the Investment Funds in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

Controlled Foreign Corporations.  Certain United States persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders.  Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations).  Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock.  For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock.  As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation.  In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income.  In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate.  Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings.  The Fund is not precluded from investing in a foreign Investment Fund that may constitute a CFC and generate Subpart F income.

Passive Foreign Investment Companies.  A foreign corporation is classified as a PFIC for United States federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income.  Generally, if a foreign corporation is a PFIC as well as a CFC (as defined above), it will not be treated as a PFIC with respect to a United States person for the portion of that person's holding period during which that person is a "United States shareholder" (as defined above) and the corporation is a CFC.

If a foreign corporation is a PFIC at any time during a United States person's holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition of, the PFIC stock generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person's holding period for the PFIC stock.  The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated.  Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year.

The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is "marketable stock" for which a mark-to-market election is made.  If a QEF election is made, a United States person generally will pay tax currently on its pro-rata share of the PFIC's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid.  If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

It should be noted that dividends paid by a PFIC are not eligible for taxation at preferential rates that apply to certain dividends from domestic corporations and certain other foreign corporations.

Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's control or information, there can be no assurance that the Fund will not invest in a foreign corporation that is a PFIC.  Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

Foreign Taxes.  It is possible that certain interest, dividends and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Fund will inform investors of their proportionate share of the foreign taxes paid or incurred by the Fund, or an Investment Fund, that investors will be required to include in their income.  The investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes.  An investor that is tax exempt will not ordinarily benefit from such credit or deduction.  In the event that the Fund receives a distribution from or in respect of which tax has been withheld, the Fund shall be deemed to have received cash in an amount equal to the amount of such withheld tax, for purposes of computing net profits or net losses.

Unrelated Business Taxable Income

Generally, an exempt organization (such as an employee benefit plan, individual retirement account ("IRA") or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.5

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5           With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income."  The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year.  A private foundation will be required to make payments of estimated tax with respect to this excise tax.

This general exemption from tax does not apply to the unrelated business taxable income ("UBTI") of an exempt organization.  Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.  UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition.  With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

The Fund through the Investment Funds may incur "acquisition indebtedness" with respect to certain transactions, such as the purchase of securities on margin.  Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt-financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.6  To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

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6           Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

To the extent the Fund recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year.  In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account.  Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,7 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor that is an exempt organization.  An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

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7           The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund.  An exempt organization is required to make estimated tax payments with respect to its UBTI.

To the extent that the Fund generates UBTI, the applicable Federal tax rate for a particular investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization.  An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI.  The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI.  The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI.  Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.8  However, for taxable years beginning before January 1, 2007, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any such year in which it has UBTI.  For taxable years beginning on or after January 1, 2007, a charitable remainder trust which has or is allocated any UBTI (determined as if the general provisions relating to UBTI were applicable to such trusts) will not lose its exemption from Federal income taxation, but will be subject to an excise tax equal to the amount of such UBTI.  (Charitable remainder trusts may not purchase Interests.)  A title-holding company will not be exempt from tax if it has certain types of UBTI.  Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

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8           Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI.  A prospective tax-exempt investor should consult its tax adviser in this regard.

An exempt organization (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI.  To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number.  A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund.  See also "ERISA Considerations."

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes."  This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes.  The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets.  It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset.  A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation.  Such an organization could be required to make distributions in an amount determined by reference to the value of its Interest in the Fund.  Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code.  For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings."  If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax.  However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations.  Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes.  Otherwise, generally, rules similar to those discussed above govern their operations.

Entities Subject to ERISA or Section 4975 of the Code (including qualified plans and IRAs).  Employee benefit plans and other entities subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (including IRAs and Keogh Plans) should consult their counsel as to the implications of such an investment under ERISA and Section 4975 of the Code.  See "—Unrelated Business Taxable Income" and "ERISA Considerations."

Endowment Funds.  Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible.  This is not a matter of Federal law, but is determined under state statutes.  It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Excise Tax on Certain Reportable Transactions

Under Code Section 4965, a tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) 100% of the net income or (ii) 75% of the proceeds, attributable to certain reportable transactions, including "listed transactions," if any, in which it participates.  The scope of this provision and the manner in which it may apply to a tax-exempt investor in the Fund, is not entirely clear.  Tax-exempt investors should discuss with their own advisers the applicability of these rules to their investment in the Fund.  (See "—Disclosure Provisions" below).

Legislative Proposals

It is anticipated that proposals will be initiated by the Presidential  Administration and Congress that would affect the tax consequences described herein.  It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be.  In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund.  Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

Disclosure Provisions

Provisions of the Code and the Regulations (the "Disclosure Provisions") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on IRS Form 8886 and retain information relating to the transaction.  "Material advisors" with respect to a reportable transaction are also required to disclose certain information about the transaction to the Service and are required to maintain lists identifying the transaction investors and furnish to the Service upon demand such investor information as well as detailed information regarding the transactions.  A transaction may be a "reportable transaction" based upon any of several indicia, including, among potentially others, the Service's designation of such transaction as a "listed transaction" or "transaction of interest," the existence of confidentiality agreements, certain indemnity arrangements, or the recognition of large investment or other losses, one or more of which may be present with respect to or in connection with an investment in or by the Fund.  In addition, the Disclosure Provisions could be interpreted to cover and require reporting of transactions that are generally not considered tax shelters, including certain foreign currency transactions.  Significant penalties may apply upon a failure to comply with these disclosure and/or list maintenance requirements, and with respect to understatements of tax resulting from participation in certain reportable transactions.  Investors are urged to consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund and the Adviser intend to comply with the disclosure and list maintenance requirements under the Disclosure Provisions if they determine that they apply to the Fund.  Disclosure of a transaction to the Service does not indicate that the transaction or any claimed tax benefits pertaining to the transaction have been reviewed, examined or approved by the Service.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund.  State and local tax laws differ in the treatment of limited liability companies such as the Fund.  A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction.  Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.  Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.  An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

Further, if an Investment Fund conducts business or other activities in a jurisdiction, then an investor that is not a resident of that jurisdiction may nevertheless be subject to tax in that jurisdiction on its share of the Fund's income attributable to those activities of the Investment Fund and may be required to file income tax or other returns in that jurisdiction.  Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

One or more states may impose reporting requirements on the Fund and/or its investors in a manner similar to that described above in "Disclosure Provisions."  Investors should consult with their own advisors as to the applicability of such requirements in jurisdictions which may require or impose a filing requirement.

The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account."  (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts business in New York City).  By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and expenses for individual taxpayers at certain income levels.  These limitations may apply to an investor's share of some or all of the Fund's expenses.  Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.9  A non-New York corporation which does business in New York State may be subject to a New York State license fee.

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9           New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages.

New York State corporation franchise tax regulations prescribe the methods under which a corporate partner in a partnership is required to compute its tax with respect to its interest in the partnership.  A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss.  There is currently no similar provision in effect for purposes of the New York City general corporation tax.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax provide that a corporation is not treated as doing business in New York State and New York City, respectively, by virtue of ownership of a limited partnership interest in a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code.  New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose.  The Fund's qualification as such a portfolio investment partnership with respect to its investments through Investment Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and one or more Investment Funds may not qualify as portfolio investment partnerships.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax.  A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax.  New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate of 9%.  There is no New York City tax on the UBTI of an otherwise exempt entity.

New York State law requires certain pass-through entities to pay estimated taxes on behalf of their investors who are nonresident individuals or C corporations if the pass-through entities have New York source income.  Although the statutory provision is new and subject to interpretation, it appears that the obligation to withhold imposed under the provision should not apply to a pass-through entity, such as the Fund, that purchases and sells securities for its own account.  No assurance can be given that the provision will not be interpreted in a manner that would require the Fund to pay estimated taxes on behalf of its investors who are nonresident individuals or C corporations.

Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects—Unrelated Business Taxable Income" and "—Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.  A fiduciary with respect to arrangements governed by Section 4975 of the Code (such as IRAs and Keoghs) should undertake a similar analysis in light of their fiduciary duties.

The DOL has adopted regulations, which along with provisions adopted by Congress (collectively, the "Plan Assets Rules"), treat the assets of certain pooled investment vehicles as "plan assets" for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code ("Plan Assets").  The Plan Assets Rules provide, however, that in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans.  Accordingly, it is expected that the underlying assets of the Fund should not be considered to be "plan assets" of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund requires a Benefit Plan (and each person causing such Benefit Plan to purchase or hold an interest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, UBS Financial Services or other entities which are affiliated with the Adviser or UBS Financial Services.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services.  ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.  Fiduciaries of Benefit Plan investors are required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons (except under certain limited circumstances and only pursuant to an applicable exemption from the prohibited transaction rules of ERISA and Section 4975 of the Code), that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund (except under such limited circumstances referred to above and only pursuant to any such applicable exemption).

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this SAI is general and may be affected by future publication of regulations and rulings.  Potential Benefit Plan investors and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisors as to the propriety of an investment in the Fund.  In particular, "governmental plans" (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code.  However, state laws applicable to certain governmental plans have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and the Code discussed above.  It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases.  Also, some state laws prohibit, or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries.  Fiduciaries of governmental plans, in consultation with their advisors, should consider the impact of their respective state pension laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

To the extent Subadvisers are engaged to manage the Fund's assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities.  Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction.  The Subadvisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund.  In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund.  Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

Each Subadviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

The Fund [did not pay brokerage commissions] during the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND LEGAL COUNSEL

                        serves as the independent registered public accounting firm of the Fund.  Its principal business address is                                                 .

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

The Bank of New York Mellon (the "Custodian") serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors.  Assets of the Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is One Wall Street, New York, New York 10286.

SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's prospectus.

Interests in the Fund

Persons who purchase interests in the offering being made hereby will be members of the Fund.  The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be members of the Fund.

Duty of Care of the Board, the Administrator and the Adviser

The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund.  None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator in its administrative capacity or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund.  Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of each investor adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

Power of Attorney

By purchasing an interest in the Fund, each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

The Fund will be dissolved:

●	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

●
upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such investor's interest has not been repurchased during such period;

●	at the election of the Adviser;

●	upon termination of the Investment Management Agreement;

●
upon the determination of investors not to continue the business of the Fund at a meeting called by the Adviser when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity; or

●	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets.  Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section of the prospectus titled "Capital Accounts—Allocation of Net Profits and Net Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, and (3) finally to the investors proportionately in accordance with the balances in their respective capital accounts.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law.  The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act.  Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Fiscal Year

The Fund's fiscal year ends on December 31st.

FINANCIAL STATEMENTS

[TO COME]

PART C.  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:
		Part A:	Financial Highlights**

		Part B:	Report of Independent Registered Public Accounting Firm, Statement of Assets, Liabilities and Members' Capital, Statement of Operations, Statement of Changes in Members' Capital, Statement of Cash Flows, Notes to Financial Statements and Schedule of Portfolio Investments*

2.	Exhibits:

	a.	(1) Certificate of Formation(1)
(2) Certificate of Amendment dated May 23, 2002(1)
(3) Certificate of Amendment dated June 10, 2003(2) (4) Certificate of Amendment February 20, 2007(3)
(5) Limited Liability Company Agreement, as amended (included as Appendix A to the Fund's prospectus)

	b.	Not Applicable.
	c.	Not Applicable.
	d.	See Item 25(2)(a)(3)
	e.	Not Applicable.
	f.	Not Applicable.

	g.	Investment Management Agreement(4)

	h.	(1) Form of Distribution Agreement(2)
(2) Form of Selected Dealer Agreement(2)

	j.	Custodian Services Agreement(4)

	k.	(1) Administration Agreement(4)
(2) Administration, Accounting and Investor Services Agreement(4)
(3) Escrow Agreement(4)
(4) Investor Certificate (included as Appendix B to the Fund's prospectus)

	l.	Opinion and Consent of Stroock & Stroock & Lavan LLP*

	n.	(1) Opinion and Consent of Stroock & Stroock & Lavan LLP(2) (2) Consent of Independent Registered Public Accounting Firm*

	p.	Not Applicable.

	r.	Code of Ethics*

	s.	Powers of Attorney**

__________________________

*           To be filed by amendment.

**           Filed herewith.

(1)	Incorporated by reference to the respective Exhibits to the Fund's Registration Statement on Form N-2 (Reg. No. 811-21117) filed on June 12, 2002.

(2)	Incorporated by reference to the respective Exhibits to the Fund's Registration Statement on Form N-2 (Reg. No. 333-139071) filed on December 1, 2006.

(3)	Incorporated by reference to the Exhibit to Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 (Reg. No. 333-139071) filed on March 8, 2007.

(4)	Incorporated by reference to the respective Exhibits to Amendment No. 1 to the Fund's Registration Statement on Form N-2 (Reg. No. 811-21117) filed on July 2, 2002.

Item 26.  Marketing Arrangements: Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution: *

Registration fees
Legal fees
FINRA fees
Blue Sky fees
Accounting fees
Printing
Miscellaneous

Total

_______________________
*      To be completed by amendment.

Item 28.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 29.  Number of Holders of Securities as of                   , 2011: *

Title of Class                                                      Number of Recordholders

Limited Liability Company Interests                                                [            ]

_______________________
*      To be completed by amendment.

Item 30.  Indemnification:

Reference is made to Section 3.7 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement") included in the prospectus as Appendix A, to Paragraph 7 of the Registrant's Investment Management Agreement ("Investment Management Agreement") previously filed as an Exhibit to Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 811-21117) filed on July 2, 2002, and to Section 8 of the Registrant's Distribution Agreement ("Distribution Agreement") previously filed as an Exhibit to the Registration Statement on Form N-2 (Reg. Nos. 333-139071 and 811-21117) filed on December 1, 2006.  The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement, Investment Management Agreement and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with UBS Alternative and Quantitative Investments LLC (successor to UBS Fund Advisor, L.L.C.) (the "Adviser"), the Registrant's directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund."  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-55537), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records:

BNY Mellon Investment Servicing (US) Inc., the Fund's administrator, maintains certain required accounting-related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809.  The other required books and records are maintained by the Adviser, whose offices are located at 677 Washington Boulevard, Stamford, Connecticut 06901.

Item 33.  Management Services:  Not Applicable.

Item 34.  Undertakings:

I.           The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.           The Registrant undertakes that:

(a)
For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)
To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.
The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th of March 2011.

O'CONNOR FUND OF FUNDS: LONG/SHORT CREDIT STRATEGIES LLC

By: /s/ Robert F. Aufenanger
Robert F. Aufenanger
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 17, 2011.

Name	Title

/s/ William J. Ferri William J. Ferri	Principal Executive Officer

/s/ Robert F. Aufenanger Robert F. Aufenanger	Principal Accounting Officer

/s/ Meyer Feldberg* Meyer Feldberg	Director

/s/ George W. Gowen* George W. Gowen	Director

/s/ Stephen H. Penman* Stephen H. Penman	Director

*By: /s/ Robert F. Aufenanger Robert F. Aufenanger, Attorney-in-Fact

Exhibit Index

(s)           Powers of Attorney.